MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

Statutory-Basis Financial Statements

As of December 31, 2025 and 2024 and for each of the three years ended December 31, 2025, 2024 and 2023

with Independent Auditors’ Report

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

Statutory-Basis Financial Statements

As of December 31, 2025 and 2024 and for each of the three years ended

December 31, 2025, 2024 and 2023

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

MassMutual Ascend Life Insurance Company:

Opinions

We have audited the financial statements of MassMutual Ascend Life Insurance Company (the Company), which comprise the balance sheets statutory-basis as of December 31, 2025 and 2024, and the related statements of operations statutory-basis, statements of changes in capital and surplus statutory -basis, and statements of cash flow statutory-basis for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements (collectively, financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the balance sheets statutory-basis of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note B.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained i s sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note B to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note B and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note B to the financial statements, the Company elects to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedule of selected statutory -basis financial data, supplemental investment disclosures, and supplemental schedule of life and health reinsurance disclosures is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Ohio Department of Insurance. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Cincinnati, Ohio

April 10, 2026

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

BALANCE SHEETS

STATUTORY-BASIS

(Dollars in millions, except share data)

	December 31
	2025	2024
ADMITTED ASSETS
Cash and invested assets:
Bonds	$40,391.5	$37,508.2
Preferred stocks	1,027.0	297.9
Common stocks	254.3	296.7
Investments in affiliates and subsidiaries - at subsidiary capital and surplus	268.9	482.1
Mortgage loans	6,253.5	5,123.1
Cash, cash equivalents and short-term investments	3,792.5	3,411.2
Policy loans	25.0	27.5
Derivatives	856.9	875.7
Other invested assets	3,111.6	2,798.2

Total cash and invested assets	55,981.2	50,820.6
Net deferred federal income tax asset	358.1	291.7
Deferred and uncollected premiums	4.2	4.5
Current federal income tax recoverable	106.9	51.6
Investment income due and accrued	509.5	535.4
Company-owned life insurance	237.3	229.8
Admitted disallowed interest maintenance reserve	305.2	253.8
Other admitted assets	187.3	208.6

Total general account admitted assets	57,689.7	52,396.0
Separate account assets	1,482.6	984.2

Total admitted assets	$59,172.3	$53,380.2

LIABILITIES, CAPITAL AND SURPLUS
Liabilities:
Policy benefit reserves	$43,179.0	$36,543.3
Liability for deposit-type contracts	564.1	786.6
Policy and contract claims	183.8	161.0
Asset valuation reserve	727.5	636.3
Funds held under reinsurance treaties	5,693.9	7,290.5
Commissions, general expenses, taxes, licenses and fees due or accrued	79.3	66.1
Payable for securities	466.2	584.3
Collateral	1,824.7	1,564.2
Derivatives	474.0	413.6
Other liabilities	113.3	123.8

Total general account liabilities	53,305.8	48,169.7
Separate account liabilities	1,482.6	984.2

Total liabilities	54,788.4	49,153.9
Capital and surplus:
Common stock - $7.50 par value; 1,200,000 shares authorized;
252,646 shares issued and outstanding	1.9	1.7
Gross paid-in and contributed surplus	2,148.4	2,148.4
Unassigned funds	1,928.4	1,822.4
Aggregate write-in for special surplus funds	305.2	253.8

Total capital and surplus	4,383.9	4,226.3

Total liabilities, capital and surplus	$59,172.3	$53,380.2

See accompanying notes to statutory-basis financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

STATUTORY-BASIS

(Dollars in millions)

	Year Ended December 31
	2025	2024	2023
Premiums and other revenues:
Premiums and annuity considerations	$9,586.6	$8,551.2	$8,506.8
Net investment income	2,945.2	2,648.2	1,918.4
Amortization of interest maintenance reserve	(40.9)	(34.9)	10.4
Commissions and expense allowances and reserve adjustments on reinsurance ceded	103.4	(49.1)	70.2
Charges and fees for deposit-type contracts and miscellaneous income	78.5	62.9	59.2

Total premiums and other revenues	12,672.8	11,178.3	10,565.0

Benefits and expenses:
Policyholders’ benefits	965.6	837.0	748.1
Surrender benefits	3,479.2	2,749.2	2,434.7
Change in policy and contract reserves	6,635.7	6,331.1	5,901.8
Interest and adjustments on deposit-type contracts	123.1	150.8	156.9
Direct commissions and commissions and expense allowances on reinsurance assumed	460.0	464.4	394.2
General insurance expenses	185.9	171.5	169.8
Insurance taxes, licenses and fees	18.0	46.6	12.7
Net transfers to separate accounts	467.1	521.1	356.8
Other	(0.1)	(0.1)	(0.4)

Total benefits and expenses	12,334.5	11,271.6	10,174.6

Income (loss) from operations before federal income taxes andnet realized capital losses	338.3	(93.3)	390.4
Federal income tax benefit (expense) on operations	133.0	(85.7)	(241.8)

Income (loss) from operations before net realized capital losses	471.3	(179.0)	148.6
Net realized capital losses:
Net realized capital gains (losses) before related federal income taxesand transfers to interest maintenance reserve	26.3	(145.1)	(531.5)
Federal income tax (expense) benefit on net realized capital gains (losses)	(75.9)	(51.5)	23.4
Interest maintenance reserve transfers, net of tax	(12.2)	121.7	354.4

Net realized capital losses	(61.8)	(74.9)	(153.7)

Net income (loss)	$409.5	$(253.9)	$(5.1)

See accompanying notes to statutory-basis financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

STATUTORY-BASIS

(Dollars in millions)

	Year Ended December 31
	2025	2024	2023
Common stock:
Balance at beginning of year	$1.7	$1.5	$1.5
Transferred from unassigned funds	0.2	0.2	—

Balance at end of year	$1.9	$1.7	$1.5

Gross paid-in and contributed surplus:
Balance at beginning of year	$2,148.4	$815.2	$815.2
Contributions from parent	—	1,333.2	—

Balance at end of year	$2,148.4	$2,148.4	$815.2

Unassigned funds:
Balance at beginning of year	$1,822.4	$1,962.8	$2,015.9
Net income (loss)	409.5	(253.9)	(5.1)
Change in net unrealized gains on derivatives	178.8	428.4	217.1
Change in net unrealized foreign exchange capital gains (losses)	196.5	(61.4)	19.9
Change in net unrealized capital losses, net of deferred taxes	(282.9)	(46.0)	(51.8)
Change in net deferred tax asset	(60.1)	99.9	214.6
Change in nonadmitted assets	86.0	(74.3)	(22.8)
Change in admitted disallowed interest maintenance reserve	(51.4)	17.7	(271.5)
Change in asset valuation reserve	(91.2)	(107.9)	48.7
Change in surplus as a result of reinsurance	(125.3)	—	—
Transferred to common stock	(0.2)	(0.2)	—
Dividends to parent	(175.0)	(100.0)	(200.0)
Correction of error, net of tax	21.3	(42.7)	(2.2)

Balance at end of year	$1,928.4	$1,822.4	$1,962.8

Special surplus funds:
Balance at end of prior year	$253.8	$271.5	$—
Change in admitted disallowed interest maintenance reserve	51.4	(17.7)	271.5

Balance at end of year	$305.2	$253.8	$271.5

Total capital and surplus	$4,383.9	$4,226.3	$3,051.0

See accompanying notes to statutory-basis financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

STATUTORY-BASIS

(Dollars in millions)

	Year Ended December 31
	2025	2024	2023
Operations:
Premiums and annuity considerations	$9,587.0	$8,552.6	$8,509.2
Net investment income	3,658.3	3,208.9	2,279.3
Benefits paid	(4,409.6)	(3,291.0)	(3,375.1)
Commissions, expenses and other deductions	(650.8)	(678.2)	(570.4)
Federal income taxes paid	(206.2)	(172.7)	(144.6)
Other	40.0	5.3	119.1

Net cash provided by operations	8,018.7	7,624.9	6,817.5

Investing activities:
Sales, maturities or repayments of investments, net:
Bonds	7,659.1	6,989.8	8,046.0
Stocks	206.6	96.4	131.1
Mortgage loans	1,192.5	1,005.3	715.1
Other invested assets	519.6	173.8	322.1
Net gains (losses) on cash, cash equivalents and short-term investments	0.5	(1.1)	—
Miscellaneous proceeds	157.3	155.9	56.7
Purchases of investments:
Bonds	(10,925.7)	(9,943.1)	(10,104.1)
Stocks	(512.8)	(166.8)	(128.7)
Mortgage loans	(2,359.5)	(1,849.1)	(1,881.1)
Other invested assets	(544.2)	(307.9)	(340.0)
Miscellaneous applications	(1,095.8)	(786.2)	(796.7)
Net decrease in policy loans	2.5	2.5	1.5

Net cash used in investing activities	(5,699.9)	(4,630.5)	(3,978.1)

Financing and miscellaneous activities:
Cash contribution from parent	—	98.3	—
Net (withdrawals) deposits on deposit-type contracts	(337.7)	(178.5)	(136.5)
Dividends to parent	(175.0)	(100.0)	(200.0)
Other	(1,424.8)	(1,614.3)	(2,282.8)

Net cash used in financing and miscellaneous activities	(1,937.5)	(1,794.5)	(2,619.3)

Net increase in cash and short-term investments	381.3	1,199.9	220.1
Cash and short-term investments at beginning of year	3,411.2	2,211.3	1,991.2

Cash and short-term investments at end of year	$3,792.5	$3,411.2	$2,211.3

Cash flow information for non-cash transactions:
Bonds transferred to perferred stock	$385.7	$—	$—
Bond conversions and refinancing	354.0	288.8	255.4
Bonds transferred to other invested assets	249.1	—	18.6
Mortgage transferred to bond	42.6	—	—
Preferred stock conversions	13.4	0.2	0.4
Net investment income payment-in-kind for bonds	8.1	3.9	—
Common stock conversions	4.9	2.8	34.4
Other invested assets contribution from parent	—	1,234.9	—
Transfer preferred stock to bond	—	11.7	—
Other invested assets transferred to common stocks	—	—	15.5
Common stocks transferred to other invested assets	—	—	6.4

See accompanying notes to statutory-basis financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A. ORGANIZATION AND NATURE OF OPERATIONS

As of May 28, 2021, Great American Life Insurance Company (“GALIC”), a stock life insurance company domiciled in the State of Ohio, is a direct, wholly-owned subsidiary of Glidepath Holdings, Inc. (“Glidepath”), a financial services holding company wholly-owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). Prior to that date, GALIC was a direct wholly-owned subsidiary of Great American Financial Resources, Inc., a financial services holding company wholly-owned by American Financial Group, Inc. In the fourth quarter of 2022 the Company’s name was changed to MassMutual Ascend Life Insurance Company (“MMALIC” or “The Company”). MMALIC predominantly markets traditional fixed, fixed-indexed and registered index-linked annuities (“RILA”) in the retail, financial institutions, broker-dealer and registered investment advisor markets, and maintains pension risk transfer business (“PRT”), which is a run-off block of business. MMALIC also has small blocks of long-term care products (“LTC”), other accident and health business, term and universal life in-force business, much of which is reinsured to third parties and are run-off blocks of business. MMALIC is licensed to write life, annuity and accident & health insurance in forty-nine states, District of Columbia and Puerto Rico (effective February 8, 2024).

B. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners (“NAIC”) and the Ohio Department of Insurance, which vary in some respects from U.S. generally accepted accounting principles (“GAAP”). Although the differences to GAAP have not been quantified, they are presumed to be material. The more significant of the differences using these statutory policies versus GAAP are as follows:

(a)	annuity receipts are accounted for as revenues versus liabilities for GAAP,

(b)	costs incurred in the acquisition of new business such as commissions, underwriting and policy issuance costs are expensed at the time incurred versus being capitalized for GAAP,

(c)

reserves established for future policy benefits are calculated using more conservative assumptions for mortality and interest rates than would be used under GAAP. Beginning on January 1, 2022, certain indexed annuity reserves are calculated in accordance with a prescribed practice under the Ohio Administrative Code discussed elsewhere in this footnote,

(d)

for statutory reporting, an Interest Maintenance Reserve (“IMR”) is provided whereby portions of certain realized gains and losses from fixed income investments are deferred and amortized into investment income as prescribed by the NAIC,

(e)

investments in bonds considered “available for sale” (as defined under GAAP) are generally recorded at amortized cost versus fair value for GAAP, except those with an NAIC designation of “6,” which are stated at the lower of amortized cost or fair value,

(f)

investments in non-affiliated common stocks are carried at fair value. Redeemable preferred stocks rated RP1 through RP3 are stated at book value. All other redeemable preferred stocks are stated at the lower of book value or fair value. Perpetual preferred stocks are stated at fair value, not to exceed any effective call price. GAAP requires that equity securities are carried at fair value with holding gains and losses reported in realized gains,

(g)	for statutory reporting, surplus notes are carried at book value. Under GAAP, surplus notes are considered investments in bonds “available for sale” recorded at fair value,

(h)

investments in equity securities of wholly-owned subsidiaries are carried at statutory and GAAP equity, in accordance with Statement of Statutory Accounting Principle (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, versus being consolidated for GAAP,

(i)

for statutory reporting, an Asset Valuation Reserve (“AVR”) is provided under a formula prescribed by the NAIC as a valuation allowance for invested assets, which reclassifies a portion of surplus to liabilities,

(j)

the cost of certain assets designated as “nonadmitted assets” (principally disallowed IMR, advance commissions paid to agents, inventory and prepaid assets on real estate holdings, deferred tax assets (“DTA”) and certain investment income due and accrued in excess of statutory limitations) is charged against surplus,

(k)

policy liabilities and accruals in the statutory-basis balance sheets are reported net of reinsurance credits and recoverable unpaid losses. Under GAAP, balance sheet amounts are reported gross of reinsurance,

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(l)

commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP. Gains on reinsurance transactions are recorded to surplus when incurred rather than being deferred as required under GAAP,

(m)

for statutory reporting, reinsurance agreements are reported in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance; certain reinsurance agreements are accounted for using deposit accounting for GAAP,

(n)

the mark to market on RILA options, forward contracts, currency swaps and interest rate swaps is included as an unrealized gain/(loss) in unassigned surplus versus income for GAAP. Prior to January 1, 2022, fixed-indexed annuity options were carried at fair value and the mark to market was included as an unrealized gain/(loss) in unassigned funds versus income for GAAP,

(o)	the fixed-indexed annuity options are carried at amortized cost versus fair value for GAAP. Prior to January 1, 2022, fixed-indexed annuity options were carried at fair value,

(p)

in accordance with SSAP No. 101, Income Taxes, DTAs are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (“IRS”) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net DTAs, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (“DTL”). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, and a valuation allowance is established for DTAs not realizable,

(q)

for statutory reporting, cash, cash equivalents, and short-term investments represent cash balances and investments with initial maturities of one year or less. Under GAAP, cash and cash equivalents include cash balances and investments with initial maturities of three months or less, and negative cash balances are reported as negative assets,

(r)	changes in deferred taxes are recognized in operations under GAAP versus a change in surplus for statutory reporting,

(s)	statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the Ohio Department of Insurance,

(t)	statutory statements of cash flows are presented on the basis prescribed by the NAIC, and

(u)	statutory financial statements do not include accumulated other comprehensive income.

INTEREST RATE RISK

Significant changes in interest rates expose the Company to the risk of not earning income or experiencing losses based on the differences between the interest rates earned on investments and the credited interest rates paid on outstanding fixed annuity contracts and life insurance products with account values. Significant changes in interest rates may affect:

•	the unrealized gains and losses in the investment portfolio;

•	the book yield of the investment portfolio; and

•	the ability of the Company to maintain appropriate interest rate spreads over the fixed rates guaranteed in life and annuity products.

CREDIT RISK

Third party debtors may not pay or perform their obligations. These parties may include the issuers of securities, customers, reinsurers, and other financial intermediaries.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PRESCRIBED OR PERMITTED PRACTICES

The Ohio Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Ohio for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Ohio Insurance Law. The NAIC’s Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Ohio. The Company has no prescribed practices or permitted practices that would result in differences between NAIC SAP and the State of Ohio with the exception of Ohio Administrative Code 3901-1-67, Alternative Derivative and Reserve Accounting Practices (OAC 3901-1-67).

Effective January 1, 2022, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging fixed-indexed products and fixed-indexed reserve liabilities. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income. Additionally, the cash surrender value reserves for fixed-indexed products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term through change in policy and contract reserves.

If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net (loss) income between NAIC SAP and prescribed practice is shown below:

				Year Ended December 31
Net (Loss) Income (in millions )	SSAP #	F/S Page	State of Domicile	2025	2024	2023
(1) State basis	XXX	XXX	XXX	$409.5	$(253.9)	$(5.1)
(2) State prescribed practices that are an increase/(decrease) from NAIC SAP OAC 3901-1-67:	XXX	XXX	XXX
Derivative instruments	8	4	OH	(43.7)	(58.6)	(49.3)
Reserves for fixed indexed annuities	51	4	OH	146.3	208.1	306.6
Tax impact	101	4	OH	1.2	2.6	0.7
(3) State permitted practices that are an increase/(decrease) from NAIC SAP	XXX	XXX	XXX	—	—	—

(4) NAIC SAP (1-2-3=4)	XXX	XXX	XXX	$305.7	$(406.0)	$(263.1)

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed practice is shown below:

				Year Ended December 31
Capital and Surplus (in millions )	SSAP #	F/S Page	State of Domicile	2025	2024	2023
(5) Statutory surplus state basis	XXX	XXX	XXX	$4,383.9	$4,226.3	$3,051.0
(6) State prescribed practices that are an increase/(decrease) from NAIC SAP OAC 3901-1-67:
Derivative instruments	86	2, 4	OH	(722.6)	(604.8)	(525.3)
Reserves for fixed indexed annuities	51	3, 4	OH	709.1	562.9	354.8
Tax impact	101	2, 4	OH	17.8	23.8	50.8
(7) State permitted practices that are an increase/(decrease) from NAIC SAP	XXX	XXX	XXX	—	—	—

(8) NAIC SAP (5-6-7=8)	XXX	XXX	XXX	$4,379.6	$4,244.4	$3,170.7

Preparation of the statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Investments are generally stated as follows:

a)

bonds with a NAIC rating 1 through 5 are stated at amortized cost using the interest method; all others are stated at the lower of amortized cost or fair value. For residential mortgage-backed securities (“MBS”), commercial MBS and loan-backed and structured securities (“LBASS”), the NAIC has retained a third-party investment management firm to assist in the determination of the appropriate NAIC designations and Book Adjusted Carrying Values based on not only the probability of loss, but also the severity of loss. Those residential MBS, commercial MBS and LBASS securities that are not modeled but receive a current year NAIC Credit Rating Provider rating equal to NAIC 1 and 2 are stated at amortized cost and NAIC 3-6 are stated at lower of amortized cost or fair value. Dealer modeled prepayment assumptions are used for mortgage-backed and asset-backed securities at the date of purchase to determine effective yields; significant changes in estimated cash flows from the original purchase assumptions are accounted for on a prospective basis,

b)	short-term investments are carried at cost,

c)

redeemable preferred stocks rated RP1 through RP3 are stated at book value. All other redeemable preferred stocks are stated at the lower of book value or fair value. Perpetual preferred stocks are stated at fair value, not to exceed any effective call price,

d)

common stocks are carried at fair value except investments in stocks of unconsolidated subsidiaries and affiliates in which the Company has an interest of 10% or more are carried on the equity basis in accordance with SSAP No. 97,

e)	RILA options, forward contracts, financial futures, currency swaps and interest rate swaps are carried at fair value,

f)	fixed-indexed annuity options are carried at amortized cost. Prior to adoption of OAC 3901-1-67, fixed-indexed annuity options were carried at fair value,

g)

other invested assets include limited partnerships, limited liability companies and surplus notes. Surplus notes are stated at the lower of amortized cost or fair value. Investments in limited partnerships and limited liability companies are accounted for using the equity method,

h)	mortgage loans on real estate are carried at amortized cost less an allowance, and

i)	policy loans are stated at the aggregate unpaid balance.

If it is determined that a decline in fair value of a specific investment is other-than-temporary, an impairment is recognized as a realized capital loss. Investments that are in an unrealized loss position that the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value. Loan-backed and structured securities (included in bonds) that are in an unrealized loss position that the Company has the intent and ability to hold until recovery, are written down only to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. All other bonds that are in an unrealized loss position that the Company has the intent and ability to hold until recovery are written down to fair value if declines are credit-related and not written down for interest-related declines. When a decline in the value of a specific investment is considered to be other-than-temporary, a provision for impairment is charged to earnings (included in net realized capital gains (losses)) and the cost basis of that investment is reduced by the amount of the charge.

The Company’s derivative strategy employs a variety of derivative financial instruments including interest rate and currency swaps, options, financial futures, and forward contracts. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting. Subsequent to the adoption of OAC on January 1, 2022, options related to fixed-indexed annuities are recorded at amortized cost with amortization and expirations recorded in Net investment income. All other derivative instruments are recorded at fair value with the related changes reported in Unassigned funds and settlements and expirations reported in Net realized capital gains (losses).

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Counterparties to financial instruments expose the Company to credit-related losses in the event of nonperformance, but the Company does not expect any counterparties to fail to meet their obligations and expects any nonperformance to not have a material impact on the Company’s financial statements. The Company receives collateral from certain counterparties to support its purchased equity index call option assets (net of collateral required under put option contracts with the same counterparties).

Investments having maturities of three months or less when purchased are considered to be cash equivalents for purposes of the statutory-basis financial statements. The carrying values of cash and short-term investments approximate their fair values.

Gains or losses on sales of securities are recognized at the time of disposition with the amount of gain or loss determined on the specific identification basis.

The IMR applies to interest-related realized capital gains and losses (net of tax) and is intended to defer realized gains and losses resulting from changes in the general level of interest rates. Gains and losses deferred from realized capital gains and losses are reported in interest maintenance reserve transfers, net of tax on the Statement of Operations. The IMR is amortized into investment income over the approximate remaining life of the investments sold.

The AVR provides for possible credit-related losses on securities and is calculated according to a specified formula as prescribed by the NAIC for the purpose of stabilizing surplus against fluctuations in the fair value of investment securities. Changes in the required reserve balances are made by direct credits or charges to surplus.

During 2025 and 2024, the Company did not reduce the interest rates on any of the outstanding mortgage loans due to credit concerns. Fire insurance, at least equal to the excess of the loan over the maximum loan that would be permitted by law on the land without the buildings, is required on all properties covered by mortgage loans.

Investments in the capital stock of MMALIC’s wholly-owned insurance subsidiaries, Annuity Investors Life Insurance Company (“AILIC”) and Manhattan National Life Insurance Company (“MNLIC”), are carried at the subsidiary’s statutory equity in accordance with SSAP No. 97.

PREMIUMS

Annuity premiums and considerations are recognized as revenue when received. Life and accident and health premiums are recognized as revenue when due and premiums over 90 days past due are nonadmitted and charged against surplus. Additionally, life and accident and health premiums include deferred premiums on in-force business.

SEPARATE ACCOUNT

Separate account assets and liabilities reported in the accompanying statutory-basis balance sheet represent funds that are separately administered to hedge the Company’s registered index-linked annuity contracts. Separate account assets are reported at fair value and include equity index call options. Separate account liabilities are reported at fair value and include equity index put options and registered index-linked annuity reserves. The operations of the separate account are not included in the accompanying statutory-basis financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY BENEFIT RESERVES

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. MMALIC waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

For life insurance policies extra premiums are charged for substandard lives. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or, where required by the valuation standards, when the net premiums exceed the gross premiums. The net deficiency reserve at December 31, 2025 and December 31, 2024, was $1.4 million and $1.5 million, respectively. The net amount of insurance in force for these reserves at December 31, 2025 and December 31, 2024 was approximately $11.3 million and $12.7 million, respectively. Much of the deficiency reserve is related to a cash endowment rider.

The valuation mortality table and interest assumptions being used on the vast majority of life policies in force is the 1980 Commissioners Standard Ordinary Table with 2.0% to 6.0% interest. Approximately one-sixth of the future life insurance benefits are based on a net level reserve basis and the remaining are based on a modified reserve basis. The effect of using a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a reserve increase in the first policy year which is less than the increase in the renewal years.

For life insurance policies the mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves for substandard lives are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

Life insurance deferred and uncollected premiums represent annual or fractional premiums, either due and uncollected or not yet due, whereby policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Annuity policy and deposit fund reserves are based on principles underlying the Commissioners Annuity Reserve Valuation Method. Valuation interest rates range from 0.75% to 11.25%. Valuation mortality rates are from the 1971 Individual Annuity Mortality (“IAM”) table, the 1983 IAM table, 1994 Group Annuity Mortality table, Annuity 2000 mortality table and the 2012 Individual Annuity Reserving mortality table. Reserves for fixed-indexed annuities are calculated using the market value reserve method as defined in NAIC Actuarial Guideline 35, adjusted in accordance with OAC 3901-1-67. The fixed-indexed reserves will only reflect index interest credits at the end of the crediting term as compared to partially reflecting the index interest credits throughout the crediting term in aggregate reserves for life and accident and health contracts. Prior to 2022, reserves for fixed-indexed annuities were calculated using the market value reserve method as defined in NAIC Actuarial Guideline 35. Reserves for registered index-linked annuities are calculated using the reserve method defined in the Valuation Manual (VM-21), including the use of the Alternative Methodology for calculating the Conditional Tail Expectation Amount. Rates determined by section VM-22 of the Valuation Manual were used for pension risk transfer contracts and single premium immediate annuities with issue years after 2017 and payout annuities issued as an annuitization of a deferred annuity originally issued after 2017.

Tabular interest, tabular less actual reserves released and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The nature of significant other reserve changes primarily relates to annuity reserves ceded to both Martello Re Limited and Commonwealth Annuity and Life Insurance Company (“Commonwealth”). The Company has ceded approximately $9.4 billion and $12.0 billion of annuity reserves in aggregate to Martello Re Limited and Commonwealth at December 31, 2025 and 2024, respectively.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The liability for unreported claims is based on actual, recent Company experience of unreported life and annuity claim development. This experience is monitored and the liability is adjusted accordingly each quarter.

The Company is required to perform an annual asset adequacy test of reserves, to determine if they are adequate under moderately adverse conditions. The Appointed Actuary oversees the analysis and determines if and how much additional reserves are required. The additional reserve net of reinsurance was $150.0 million as of December 31, 2025 and 2024.

FEDERAL INCOME TAXES

Beginning in June of 2021, MMALIC and its subsidiaries entered into a separate intercompany tax allocation agreement (the Tax Agreement). The Tax Agreement sets forth the manner in which the total combined federal income is allocated among the subsidiaries. The Tax Agreement provides MMALIC with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Tax Agreement provides MMALIC with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. Estimated payments are made quarterly during the year. Following year-end, additional settlements are made on the original due date of the return and, when extended, at the time the return is filed.

CORRECTION OF ERRORS

For the years ended December 31, 2025 and 2024 corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2025 and 2024 Increase (Decrease) to:
	Prior Years’ Net Income		Current Year Surplus		Asset or Liability Balances
	2025	2024	2025	2024	2025	2024
Bonds	$(12.4)	$(0.2)	$(12.4)	$(0.2)	$(12.4)	$(0.2)
Common stocks	—	(0.8)	—	(0.8)	—	(0.8)
Mortgage loans	—	7.0	—	7.0	—	7.0
Other invested assets	3.1	2.2	3.1	2.2	3.1	2.2
Accrued investment income	(48.1)	(21.0)	(48.1)	(21.0)	(48.1)	(21.0)
Payable for securities	74.2	(45.6)	74.2	(45.6)	(74.2)	45.6
Asset valuation reserve	—	—	59.3	—	(59.3)	—
Current federal income tax recoverable	4.5	11.4	4.5	11.4	4.5	11.4

Total	$21.3	$(47.0)	$80.6	$(47.0)

Of the $80.6 million increase to surplus for prior years’ errors, $21.3 million was recorded as correction of error, net of tax, and $59.3 million was recorded as an increase in asset valuation reserve on the Statements of Changes in Capital and Surplus.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADOPTION OF NEW ACCOUNTING STANDARDS

In August 2025, the NAIC adopted revisions to INT 23-01T, Disallowed IMR (“INT 23-01T”). which extended the effective date of the INT to December 31, 2026 and added additional disclosure requirements and clarifications to the guidance in the INT.

INT 23-01T provided optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

Negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T are reflected in the Company’s Balance Sheets, Statements of Operations, and financial statement disclosures. The Company has adopted this guidance and the adoption resulted in an admitted disallowed IMR of $305.2 million and $253.8 million at December 31, 2025 and 2024, respectively.

Effective January 1, 2024, the NAIC adopted revisions to avoid allocating realized gains or losses from bond sales to the IMR when sold before a rating downgrade. Revisions were also made to avoid allocating realized gains or losses from mortgage loan sales when there is a credit loss allowance, where payments are not 90 days past due. Revisions were also made to update guidance on changes in credit ratings used to allocate credit or interest rate related gains or losses, requiring identification of realized losses from acute credit events to be allocated to AVR. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26, Bonds, SSAP No. 43, Asset-Backed Securities, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, the Bond Project.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.”

An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company has adopted this guidance, resulting in $249.1 million for all securities reclassed off Schedule D-1, which includes $113.1 million that resulted with a change in measurement basis. The adoption resulted in a decrease in unrealized capital gains on the Statements of Changes in Capital and Surplus of $4.6 million for the Company on January 1, 2025. Modifications of disclosures by asset categories are prospectively applied to Note D. Investments.

In March 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, effective January 1, 2025, clarifying that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The Company elected the effective yield method using the allowable earned yield, capped by the amount of cash distributions received. The modifications did not have a material effect on the Company’s financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

B. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In March 2024, the NAIC adopted revisions to expand and amend guidance within SSAP No. 93, Investments in Tax Credit Structures, to include all tax credit investments regardless of structure and type of state or federal tax credit program. Additionally, the NAIC revised SSAP No. 94, State and Federal Tax Credits, to expand and amend guidance to include both purchased state and federal tax credits. Lastly, consistency revisions were adopted to SSAP No. 34 and SSAP No. 48 resulting from changes in SSAP No. 93 and SSAP No. 94. In November 2024, the NAIC adopted additional revisions to clarify guidance on tax credit investments. This guidance was effective January 1, 2025. The adopted revisions did not have a material impact to the Company’s financial statements.

Effective January 1, 2025, revisions were made to short-term investments, which include excluding additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments will be eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26, Bonds as an issuer credit obligation. Such investments will then only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specific requirements for money market mutual funds or cash pooling arrangement. The modifications did not have a material effect on the Company’s financial statements.

In March 2025, the NAIC adopted revisions to clarify how assets held under modified coinsurance (Modco) or funds withheld (FWH) agreements shall be reflected within the restricted asset disclosure in SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures and in the corresponding disclosures in “Note D. Investments” of the statutory financial statements. It also proposes enhanced disclosures to fully identify the extent of restricted assets reported on the balance sheet within a single disclosure as well as identify differences between the restricted asset annual statement disclosure and the amount reported in the annual statement General Interrogatories, which is pulled directly into the risk-based capital formulas. The adopted revisions are effective December 31, 2025. The modifications did not have a material effect on the Company’s financial statements.

In December 2025, the NAIC adopted revisions to SSAP No. 61, Statutory Accounting for Life & Health Reinsurance and related guidance clarifying that risk transfer for combination reinsurance contracts with interdependent features (e.g., coinsurance and yearly renewable term with aggregate experience refunds or recapture rights) must be evaluated in aggregate. Each component satisfying risk transfer individually is necessary but not sufficient for the contract as a whole. These revisions are effective as of immediately for all for new or newly amended contracts with provisions allowing until December 31, 2026 for existing contracts. The Company is assessing the potential impact on the Company’s financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In November 2024, the NAIC exposed revisions to add guidance for SCAs that are investment in subsidiaries, with consideration to prescribing measurement and potential non-admittance thresholds. Effective December 31, 2026, the concept of investment subsidiaries will be removed from the annual statement. The Company has a material amount of assets within investment subsidiaries and is assessing the potential impact on the Company’s financial statements.

In December 2025, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 37, Mortgage Loans to expand the scope to include qualifying statutory investment trusts holding only residential mortgage loans. The revisions require disclosure of all statutory trusts owned by the reporting entity and additional disclosures for mortgage loans acquired through qualifying trusts. These changes are effective January 1, 2027. The Company is assessing the potential impact on the Company’s financial statements.

SUBSEQUENT EVENTS

Management has evaluated all events occurring after December 31, 2025 through the date the financial statements were available to be issued, and determined there were no subsequent events that required either recognition or disclosure in the financial statements.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

C. FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The three levels of the hierarchy are as follows:

Level 1 - Quoted prices for identical assets or liabilities in active markets (markets in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis). MMALIC’s Level 1 financial instruments consist primarily of cash, cash equivalents and short-term investments and publicly traded equity securities for which quoted market prices in active markets are available.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar assets or liabilities in inactive markets (markets in which there are few transactions, the prices are not current, price quotations vary substantially over time or among market makers, or in which little information is released publicly); and valuations based on other significant inputs that are observable in active markets. MMALIC’s Level 2 financial instruments include fixed maturities, non-affiliated preferred stocks, separate account assets and liabilities and derivative instruments priced using observable inputs. Level 2 inputs include benchmark yields, reported trades, corroborated broker/dealer quotes, issuer spreads and benchmark securities. When non-binding broker quotes can be corroborated by comparison to similar securities priced using observable inputs, they are classified as Level 2.

Level 3 - Valuations derived from market valuation techniques generally consistent with those used to estimate the fair value of Level 2 financial instruments in which one or more significant inputs are unobservable or when the market for a security exhibits significantly less liquidity relative to markets supporting the Level 2 fair value measurements. The unobservable inputs may include management’s own assumptions about the assumptions market participants would use based on the best information available in the circumstances. MMALIC’s Level 3 is comprised of financial instruments whose fair value is estimated based on non-binding broker quotes or internally developed using significant inputs not based on, or corroborated by, observable market information.

Management is responsible for the valuation process and uses data from outside sources (including nationally recognized pricing services and broker/dealers) in establishing fair value. Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by internal investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. To validate the appropriateness of the prices obtained, the investment manager considers widely published indices (as benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers. In addition, management communicates directly with the pricing service regarding the methods and assumptions used in pricing, including verifying, on a test basis, the inputs used by the service to value specific securities. See “Note D—Investments” for fair value of investment securities.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

C. FAIR VALUE MEASUREMENTS (CONTINUED)

Financial assets and liabilities measured at fair value on a recurring basis categorized into the three-level fair value hierarchy at December 31, 2025 are summarized below (in millions):

Description	Level 1	Level 2	Level 3	Total
Assets:
Bonds:
Issuer credit obligations	$—	$6.1	$68.9	$75.0
Asset-backed securities	—	7.8	—	7.8

Total bonds	$—	$13.9	$68.9	$82.8

Non-affiliated preferred stocks	$135.4	$0.1	$77.1	$212.6
Non-affiliated common stocks	167.0	—	87.3	254.3
Financial futures	(0.4)	—	—	(0.4)
Currency swaps	—	4.6	—	4.6
Currency forwards	—	2.4	—	2.4
Interest rate swaps	—	96.8	—	96.8
Separate account assets	14.5	1,468.1	—	1,482.6

Total assets accounted for at fair value	$316.5	$1,585.9	$233.3	$2,135.7

Liabilities:
Currency swaps	$—	$94.0	$—	$94.0
Currency forwards	—	24.7	—	24.7
Interest rate swaps	—	49.6	—	49.6
Separate account liabilities	14.5	1,468.1	—	1,482.6

Total liabilities accounted for at fair value	$14.5	$1,636.4	$—	$1,650.9

Financial assets and liabilities measured at fair value on a recurring basis categorized into the three-level fair value hierarchy at December 31, 2024 are summarized below (in millions):

Description	Level 1	Level 2	Level 3	Total
Assets:
Bonds:
Industrial and miscellaneous	$—	$12.2	$22.6	$34.8

Total bonds	$—	$12.2	$22.6	$34.8

Non-affiliated preferred stocks	$77.9	$—	$69.5	$147.4
Non-affiliated common stocks	138.9	—	157.8	296.7
Currency swaps	—	10.4	—	10.4
Currency forwards	—	23.4	—	23.4
Interest rate swaps	—	160.1	—	160.1
Separate account assets	9.6	974.6	—	984.2

Total assets accounted for at fair value	$226.4	$1,180.7	$249.9	$1,657.0

Liabilities:
Currency swaps	$—	$16.6	$—	$16.6
Currency forwards	—	1.9	—	1.9
Interest rate swaps	—	90.5	—	90.5
Separate account liabilities	9.6	974.6	—	984.2

Total liabilities accounted for at fair value	$9.6	$1,083.6	$—	$1,093.2

The Company had no material assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

C. FAIR VALUE MEASUREMENTS (CONTINUED)

The Company recognizes and records the transfer of securities into and out of Level 3 due to changes in availability of market observable inputs. All transfers are reflected in the tables below at fair values as of the end of the reporting periods (in millions):

	Balance as of 1/1/2025	Gain (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Settlements	Sales	Transfers		Other	Balance as of 12/31/2025
								In	Out
Financial assets:
Bonds:
Issuer credit obligations	$22.6	$(6.5)	$(5.3)	$5.4	$46.6	$(1.4)	$—	$—	$—	$7.5	$68.9
Preferred stocks:
Unaffiliated	69.5	(0.6)	0.8	5.0	26.8	(19.0)	—	—	—	(5.4)	77.1
Common stocks:
Unaffiliated	157.8	4.4	(42.7)	0.9	—	(39.0)	—	4.4	—	1.5	87.3

Total financial assets	$249.9	$(2.7)	$(47.2)	$11.3	$73.4	$(59.4)	$—	$4.4	$—	$3.6	$233.3

	Balance as of 1/1/2024	Gain (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Settlements	Sales	Transfers		Other	Balance as of 12/31/2024
								In	Out
Financial assets:
Bonds:
Industrial and miscellaneous	$6.3	$—	$(10.8)	$3.9	$8.4	$(0.7)	$—	$—	$—	$15.5	$22.6
Preferred stocks:
Unaffiliated	67.7	—	6.0	—	—	—	—	—	—	(4.2)	69.5
Common stocks:
Unaffiliated	158.2	21.6	(2.3)	—	(7.8)	(38.0)	(0.2)	5.8	—	20.5	157.8

Total financial assets	$232.2	$21.6	$(7.1)	$3.9	$0.6	$(38.7)	$(0.2)	$5.8	$—	$31.8	$249.9

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

C. FAIR VALUE MEASUREMENTS (CONTINUED)

The following table categorizes all the financial assets and liabilities in the financial statements into the three-level fair value hierarchy at December 31, 2025 (in millions):

Description	Fair Value	Carrying Value	Level 1	Level 2	Level 3
Financial assets:
Bonds:
Issuer credit obligations	$23,271.9	$23,949.6	$—	$15,928.3	$7,343.6
Asset-backed securities	16,175.1	16,441.9	—	12,127.2	4,047.9

Total bonds	$39,447.0	$40,391.5	$—	$28,055.5	$11,391.5
Non-affiliated preferred stocks	$1,030.0	$1,027.0	$376.7	$485.9	$167.4
Non-affiliated common stocks	254.3	254.3	167.0	—	87.3
Mortgage loans	6,232.9	6,253.5	—	—	6,232.9
Currency forwards	2.4	2.4	—	2.4	—
Fixed-indexed annuity options**	1,170.5	753.5	556.3	614.2	—
Interest rate swaps	96.8	96.8	—	96.8	—
Financial futures	(0.4)	(0.4)	(0.4)	—	—
Currency swaps	4.6	4.6	—	4.6	—
Separate account assets	1,482.6	1,482.6	14.5	1,468.1	—
Cash, cash equivalents and short-term investments	3,792.5	3,792.5	3,792.5	—	—
Policy loans	25.0	25.0	—	—	25.0

Total financial assets	$53,538.2	$54,083.3	$4,906.6	$30,727.5	$17,904.1

Financial liabilities:
Currency swaps	$94.0	$94.0	$—	$94.0	$—
Currency forwards	24.7	24.7	—	24.7	—
Interest rate swaps	49.6	49.6	—	49.6	—
Fixed-indexed annuity options**	—	305.7	—	—	—
Separate account liabilities*	1,482.6	1,482.6	14.5	1,468.1	—

Total financial liabilities	$1,650.9	$1,956.6	$14.5	$1,636.4	$—

*	Separate account liabilities incorporates the fair value of the separate account reserve and equity index put options.
**	Fixed-indexed annuity options are carried at amortized cost per OAC 3901-1-67. Fair Value of options is reported net in the asset section for disclosure.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

C. FAIR VALUE MEASUREMENTS (CONTINUED)

The following table categorizes all the financial assets and liabilities in the financial statements into the three-level fair value hierarchy at December 31, 2024 (in millions):

Description	Fair Value	Carrying Value	Level 1	Level 2	Level 3
Financial assets:
Bonds:
U.S. Government and agencies	$131.2	$168.6	$—	$131.2	$—
All other governments	13.5	14.8	—	8.9	4.6
States, territories and possessions	151.5	157.5	—	151.5	—
Political subdivisions	217.2	221.8	—	217.2	—
Special revenue	1,625.4	1,759.1	—	1,610.0	15.4
Industrial and miscellaneous	32,774.1	34,216.7	—	23,423.3	9,350.8
Parent, subsidiaries and affiliates	959.2	969.7	—	779.0	180.2

Total bonds	$35,872.1	$37,508.2	$—	$26,321.1	$9,551.0
Non-affiliated preferred stocks	$353.0	$297.9	$185.4	$—	$167.6
Non-affiliated common stocks	296.7	296.7	138.9	—	157.8
Mortgage loans	4,975.8	5,123.1	—	—	4,975.8
Currency forwards	23.4	23.4	—	23.4	—
Fixed-indexed annuity options**	973.4	681.8	403.9	569.5	—
Interest rate swaps	160.1	160.1	—	160.1	—
Financial futures	10.4	10.4	—	10.4	—
Separate account assets	984.2	984.2	9.6	974.6	—
Cash, cash equivalents and short-term investments	3,411.2	3,411.2	3,411.2	—	—
Policy loans	27.5	27.5	—	—	27.5

Total financial assets	$47,087.8	$48,524.5	$4,149.0	$28,059.1	$14,879.7

Financial liabilities:
Currency swaps	$16.6	$16.6	$—	$16.6	$—
Currency forwards	1.9	1.9	—	1.9	—
Interest rate swaps	90.5	90.5	—	90.5	—
Fixed-indexed annuity options**	—	304.6	—	—	—
Separate account liabilities*	984.2	984.2	9.6	974.6	—

Total financial liabilities	$1,093.2	$1,397.8	$9.6	$1,083.6	$—

*	Separate account liabilities incorporates the fair value of the separate account reserve and equity index put options.
**	Fixed-indexed annuity options are carried at amortized cost per OAC 3901-1-67. Fair Value of options is reported net in the asset section for disclosure.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

C. FAIR VALUE MEASUREMENTS (CONTINUED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair values of financial instruments:

Bonds: Fair values for investments in publicly traded bonds are obtained from nationally recognized pricing services. Fair values for privately placed investment grade bonds are obtained from broker quotes or determined internally by security analysts of the Company’s affiliated investment portfolio manager.

Non-affiliated preferred and common stock: Fair values of equity securities are generally based on closing prices obtained from the exchanges on which the securities are traded. For the remainder of these securities, fair values are determined by management’s internal investment professionals using data from nationally recognized pricing services as well as non-binding broker quotes.

Mortgage Loans: The fair values for the Company’s mortgage loans are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings.

Derivative instruments: The fair values for MMALIC’s derivative instruments are based on settlement values, quoted market prices of comparable instruments, fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing (guarantees, loan commitments), or, if there are no relevant comparables, on pricing models or formulas using current assumptions.

Separate Account: The separate account consists of derivative instruments in both asset and liability positions and registered index-linked annuity reserves. The reserves are set equal to the net fair value of the separate account derivative instruments. The methods and assumptions used for the separate account derivatives and reserves are described in more detail above.

Policy Loans: The Company states policy loans at the aggregate unpaid balance, which approximates fair value.

Cash, cash equivalents and short-term investments: Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less. Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. The carrying value reported in the Statutory Balance Sheet for cash, cash equivalents and short-term investment instruments approximates the fair value.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS

Bonds at December 31 consisted of the following (in millions):

	2025
	Carrying	Fair	Gross Unrealized
	Value	Value	Gains	Losses
Issuer credit obligations:
U.S. government obligation (exempt from RBC)	$0.6	$0.6	$—	$—
Other U.S. government securities (not exempt from RBC)	188.5	179.6	0.3	9.2
Non-U.S. sovereign jurisdiction securities	56.7	57.0	0.9	0.6
Municipal bonds - general obligation	353.4	344.7	3.2	11.9
Municipal bonds - special revenue	854.5	824.0	2.6	33.1
Project finance bonds issued by operating entities (unaffiliated)	94.4	86.2	1.5	9.7
Corporate bonds (affiliated)	120.9	119.2	—	1.7
Corporate bonds (unaffiliated)	19,154.3	18,553.4	311.8	912.7
Single entity backed bonds obligation (unaffiliated)	492.9	496.1	7.8	4.6
Bond issued from SEC registered BDC/CEF/REIT (unaffiliated)	1,115.5	1,090.2	16.3	41.6
Bank loans - acquired (unaffiliated)	495.4	490.6	3.7	8.5
Bank loans - issued (unaffiliated)	1,005.8	1,013.6	13.5	5.7
Bank loans - issued (affiliated)	15.7	15.7	—	—
Other issuer credit obligations (unaffiliated)	1.0	1.0	—	—

Total issuer credit obligations	$23,949.6	$23,271.9	$361.6	$1,039.3
Asset-backed securities:
Agency residential mortgage-backed securities – guaranteed (exempt from RBC)	$150.5	$120.1	$3.3	$33.7
Agency residential mortgage-backed securities – not/partially guaranteed (not exempt from RBC)	561.9	523.9	11.3	49.3
Agency commercial mortgage-backed securities – not/partially guaranteed (not exempt from RBC)	28.2	27.8	0.1	0.5
Non-agency residential mortgage-backed securities (unaffiliated)	2,245.1	2,162.2	25.4	108.3
Non-agency commercial mortgage-backed securities (unaffiliated)	985.7	927.2	4.8	63.3
Non-agency – CLOs/CBOs/CDOs (affiliated)	782.5	777.8	0.8	5.5
Non-agency – CLOs/CBOs/CDOs (unaffiliated)	4,568.0	4,576.0	25.6	17.6
Other financial asset-backed securities – self-liquidating (affiliated)	76.5	76.5	—	—
Other financial asset-backed securities – self-liquidating (unaffiliated)	3,415.6	3,402.7	24.0	36.9
Equity backed securities (unaffiliated)	1,619.0	1,614.5	0.8	5.3
Other financial asset-backed securities – not self-liquidating (unaffiliated)	94.4	95.0	0.8	0.2
Lease-backed securities – practical expedient	459.1	430.4	1.2	29.9
Lease-backed securities – full analysis	110.9	111.1	1.0	0.8
Other non-financial asset-backed securities – practical expedient (affiliated)	104.2	102.2	0.1	2.1
Other non-financial asset-backed securities – practical expedient (unaffiliated)	758.7	755.7	10.1	13.1
Other non-financial asset-backed securities – full analysis (unaffiliated)	481.6	472.0	2.3	11.9

Total asset-backed securities:	$16,441.9	$16,175.1	$111.6	$378.4

Total bonds	$40,391.5	$39,447.0	$473.2	$1,417.7

The December 31, 2025 gross unrealized losses exclude $11.5 million of losses included in the carrying value. These losses include $11.0 million from NAIC Class 6 bonds, and $0.5 million from RMBS whose ratings were obtained from outside modelers. These losses were primarily included in corporate bonds, bank loans and non-agency RMBS and CMBS.

Bonds at December 31 consisted of the following (in millions):

	2024
	Carrying	Fair	Gross Unrealized
	Value	Value	Gains	Losses
U.S. Government and agencies	$168.6	$131.2	$1.8	$39.2
All other governments	14.8	13.5	—	1.3
States, territories and possessions	157.5	151.5	—	6.0
Political subdivisions	221.8	217.2	2.1	6.7
Special revenue	1,759.1	1,625.4	6.1	139.8
Industrial and miscellaneous	34,216.7	32,774.1	288.7	1,731.3
Parent, subsidiaries and affiliates	969.7	959.2	5.1	15.6

Total bonds	$37,508.2	$35,872.1	$303.8	$1,939.9

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The December 31, 2024 gross unrealized losses exclude $13.8 million of losses included in the carrying value. These losses include $13.8 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous.

At December 31, 2025 and 2024, the Company held unrated or less-than-investment grade bonds of $1,888.8 million and $1,990.2 million, respectively, with an aggregate fair value of $1,834.2 million and $1,964.4 million, respectively. Those holdings amounted to 4.7% and 5.3% of the Company’s investments in bonds and approximately 3.2% and 3.7% of the Company’s total admitted assets at December 31, 2025 and 2024, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Mortgage loans are collateralized by underlying real estate properties, with geographic diversification across the United States. The Company monitors loan-to-value ratios and debt-service coverage ratios in assessing the credit quality of the underlying mortgage loans. There have been no material losses related to commercial mortgage loans historically or in 2025, 2024 or 2023.

The carrying value and fair value of the Company’s mortgage loans at December 31 were as follows (in millions):

	2025		2024
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Commercial mortgage loans:
Primary lender	$1,826.5	$1,766.0	$1,711.6	$1,620.4
Mezzanine loans	97.1	97.5	78.2	78.5

Total commercial mortgage loans	1,923.6	1,863.5	1,789.8	1,698.9
Residential mortgage loans:
FHA insured and VA guaranteed	340.8	324.2	374.2	342.7
Other residential mortgage loans	3,989.1	4,045.2	2,959.1	2,934.2

Total residential mortgage loans	4,329.9	4,369.4	3,333.3	3,276.9

Total mortgage loans	$6,253.5	$6,232.9	$5,123.1	$4,975.8

The loan-to-value ratios by property type of the Company’s commercial mortgage loans at December 31 were as follows (in millions):

	2025
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total
Office	$56.4	$17.9	$25.1	$99.4	5%
Apartments	699.9	52.8	35.2	787.9	41%
Industrial and other	534.1	14.8	29.8	578.7	30%
Hotels	457.6	—	—	457.6	24%

Total	$1,748.0	$85.5	$90.1	$1,923.6	100%

More than 90% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81% for the year ended December 31, 2025.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

	2024
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total
Office	$34.8	$22.2	$43.7	$100.7	6%
Apartments	605.3	49.7	35.7	690.7	39%
Industrial and other	359.9	4.5	14.8	379.2	21%
Hotels	547.6	21.6	50.0	619.2	34%

Total	$1,547.6	$98.0	$144.2	$1,789.8	100%

More than 86% of the Company’s commercial mortgage loans’ loan-to-value ratios were below 81% for the year ended December 31, 2024.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating at December 31, translated into the equivalent rating agency designation (in millions):

	2025
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
Commercial mortgage loans:
Primary lender	$242.7	$1,077.5	$481.2	$25.1	$—	$1,826.5
Mezzanine loans	—	20.0	77.1	—	—	97.1

Total commercial mortgage loans	242.7	1,097.5	558.3	25.1	—	1,923.6
Residential mortgage loans:
FHA insured and VA guaranteed	340.8	—	—	—	—	340.8
Other residential mortgage loans	253.9	3,708.8	18.9	7.5	—	3,989.1

Total residential mortgage loans	594.7	3,708.8	18.9	7.5	—	4,329.9

Total mortgage loans	$837.4	$4,806.3	$577.2	$32.6	$—	$6,253.5

	2024
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
Commercial mortgage loans:
Primary lender	$156.4	$875.2	$619.2	$60.8	$—	$1,711.6
Mezzanine loans	—	20.0	58.2	—	—	78.2

Total commercial mortgage loans	156.4	895.2	677.4	60.8	—	1,789.8
Residential mortgage loans:
FHA insured and VA guaranteed	374.2	—	—	—	—	374.2
Other residential mortgage loans	104.7	2,832.1	20.4	1.9	—	2,959.1

Total residential mortgage loans	478.9	2,832.1	20.4	1.9	—	3,333.3

Total mortgage loans	$635.3	$3,727.3	$697.8	$62.7	$—	$5,123.1

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 100% as of December 31, 2025 and 100% as of December 31, 2024.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The geographic distribution of commercial mortgage loans as of December 31 was as follows (in millions):

	2025
	Carrying Value	Average Loan-to-Value Ratio
Florida	$269.3	51%
Texas	157.4	63%
California	155.1	59%
New York	138.4	84%
Virginia	133.6	57%
Massachusetts	92.4	58%
All other	977.4	63%

Total commercial mortgage loans	$1,923.6	62%

All other consists of 20 jurisdictions, with no individual exposure exceeding $79.0 million.

The geographic distribution of commercial mortgage loans as of December 31 was as follows (in millions):

	2024
	Carrying Value	Average Loan-to-Value Ratio
Florida	$242.7	49%
New York	208.1	65%
Texas	142.6	73%
California	140.5	73%
Virginia	128.3	64%
Massachusetts	110.0	60%
All other	817.6	74%

Total commercial mortgage loans	$1,789.8	76%

All other consists of 20 jurisdictions, with no individual exposure exceeding $101.6 million.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans at December 31 were:

	2025		2024
	Low	High	Low	High
Commercial mortgage loans:	2.6%	11.5%	2.6%	12.2%
Residential mortgage loans	2.2%	12.2%	2.2%	12.2%
Mezzanine mortgage loans	9.5%	13.0%	10.2%	13.7%

Interest rates, including fixed and variable, on new mortgage loans at December 31 were:

	2025		2024
	Low	High	Low	High
Commercial mortgage loans:	3.6%	10.3%	4.3%	11.3%
Residential mortgage loans	6.5%	11.7%	4.0%	11.6%
Mezzanine mortgage loans	0.0%	0.0%	0.0%	0.0%

As of December 31, 2025 and 2024, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

Unrealized gains and losses on investments in non-affiliated preferred and common stocks are reported directly in unassigned funds and do not affect operations. The cost, gross unrealized gains and losses and fair value of those investments are summarized as follows (in millions):

		Fair	Gross Unrealized
	Cost	Value	Gains	Losses
At December 31, 2025
Non-affiliated preferred stocks	$1,004.8	$1,030.0	$39.2	$14.0
Non-affiliated common stocks	183.7	254.3	82.4	11.8

Total	$1,188.5	$1,284.3	$121.6	$25.8

		Fair	Gross Unrealized
	Cost	Value	Gains	Losses
At December 31, 2024
Non-affiliated preferred stocks	$288.8	$353.0	$69.9	$5.7
Non-affiliated common stocks	193.2	296.7	115.7	12.2

Total	$482.0	$649.7	$185.6	$17.9

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The following tables present gross unrealized losses and fair values on bonds and non-affiliated preferred and common stocks by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31 (in millions):

	2025
	Twelve Months or Less			More Than Twelve Months
	Fair Value	Gross Unrealized Loss	Number of Issuers	Fair Value	Gross Unrealized Loss	Number of Issuers
Issuer credit obligations:
Other U.S. government securities (not exempt from RBC)	$25.0	$0.4	3	$137.9	$8.8	17
Non-U.S. sovereign jurisdiction securities	—	—	—	10.2	0.6	11
Municipal bonds - general obligation	26.0	0.1	3	210.7	11.8	17
Municipal bonds - special revenue	48.9	0.3	13	526.6	32.8	60
Project finance bonds issued by operating entities (unaffiliated)	3.7	—	2	36.7	9.7	4
Corporate bonds (affiliated)	—	—	—	119.2	1.7	2
Corporate bonds (unaffiliated)	1,380.0	45.0	125	5,032.0	876.7	398
Single entity backed bonds obligation (unaffiliated)	34.9	0.2	4	107.2	4.4	15
Bond issued from SEC registered BDC/CEF/REIT (unaffiliated)	50.1	0.2	5	375.9	41.4	30
Bank loans - acquired (unaffiliated)	73.4	2.1	70	100.1	6.7	59
Bank loans - issued (unaffiliated)	128.8	1.3	7	58.6	4.4	9
Other issuer credit obligations (unaffiliated)	1.0	—	1	—	—	0

Total issuer credit obligations	$1,771.8	$49.6	233	$6,715.1	$999.0	622
Asset-backed securities:
Agency residential mortgage-backed securities – guaranteed (exempt from RBC)	$—	$—	—	$34.9	$33.7	2
Agency residential mortgage-backed securities – not/partially guaranteed (not exempt from RBC)	19.7	—	3	217.2	49.3	10
Agency commercial mortgage-backed securities – not/partially guaranteed (not exempt from RBC)	11.0	0.3	1	4.5	0.2	2
Non-agency residential mortgage-backed securities (unaffiliated)	143.1	2.1	80	1,084.1	106.8	292
Non-agency commercial mortgage-backed securities (unaffiliated)	72.0	0.2	11	553.8	64.7	40
Non-agency – CLOs/CBOs/CDOs (affiliated)	126.6	0.3	10	116.8	5.2	4
Non-agency – CLOs/CBOs/CDOs (unaffiliated)	385.7	2.2	59	395.7	15.4	38
Other financial asset-backed securities – self-liquidating (unaffiliated)	324.5	10.8	43	478.4	26.1	60
Equity backed securities (unaffiliated)	50.9	0.1	2	88.7	5.2	3
Other financial asset-backed securities – not self-liquidating (unaffiliated)	1.6	—	1	26.1	0.2	2
Lease-backed securities – practical expedient	10.2	0.1	4	252.2	29.8	15
Lease-backed securities – full analysis	12.7	—	1	43.9	0.8	11
Other non-financial asset-backed securities – practical expedient (affiliated)	40.7	0.3	1	24.5	1.8	1
Other non-financial asset-backed securities – practical expedient (unaffiliated)	51.1	0.4	6	225.0	12.7	22
Other non-financial asset-backed securities – full analysis (unaffiliated)	177.9	2.3	8	176.8	9.6	10

Total asset-backed securities	$1,427.7	$19.1	230	$3,722.6	$361.5	512

Total bonds	$3,199.5	$68.7	463	$10,437.7	$1,360.5	1,134

Non-affiliated preferred stocks	$221.2	$11.1	20	$58.8	$2.9	5
Non-affiliated common stocks	15.6	8.4	29	11.5	3.4	21

Total non-affiliated preferred and common stocks	$236.8	$19.5	49	$70.3	$6.3	26

	2024
	Twelve Months or Less			More Than Twelve Months
	Value	Gross Loss	Number Issuers	Value	Gross Loss	Number Issuers
U.S. Government and agencies	$23.6	$0.6	4	$35.5	$38.6	5
All other governments	4.5	0.1	1	8.9	1.2	10
States, territories and possessions	63.9	0.8	4	84.2	5.2	8
Political subdivisions	21.0	0.4	4	92.0	6.3	9
Special revenue	385.2	8.8	38	974.9	131.0	91
Industrial and miscellaneous	6,184.6	98.8	635	11,846.5	1,646.3	1,236
Parent, subsidiaries and affiliates	127.1	1.1	7	226.0	14.5	5

Total bonds	$6,809.9	$110.6	693	$13,268.0	$1,843.1	1,364

Non-affiliated preferred stocks	$53.8	$1.0	5	$50.9	$4.7	3
Non-affiliated common stocks	15.2	1.5	40	13.8	10.7	15

Total non-affiliated preferred and common stocks	$69.0	$2.5	45	$64.7	$15.4	18

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The quality of the bond portfolio is determined by the use of Securities Valuation Office (“SVO”) ratings and the equivalent rating agency designations, except for RMBS and CMBS that use third-party modelers. The following sets forth the NAIC class ratings for the bond portfolio (in millions):

NAIC Class	Equivalent Rating Agency Designation	2025		2024
		Carrying Value	% of Total	Carrying Value	% of Total
1	Aaa/Aa/A	$24,583.7	60.8%	$22,015.1	58.7%
2	Baa	13,919.1	34.5%	13,502.9	36.0%
3	Ba	916.6	2.3%	1,112.8	3.0%
4	B	462.1	1.1%	526.2	1.4%
5	Caa and lower	394.7	1.0%	239.8	0.6%
6	In or near default	115.3	0.3%	111.4	0.3%

	Total	$40,391.5	100.0%	$37,508.2	100.0%

When a decline in the fair value of a specific investment is considered to be other-than-temporary, a provision for impairment is charged to earnings (accounted for as realized capital loss) and the cost basis of that investment is reduced by the amount of the charge. The determination of whether unrealized losses are other-than-temporary requires judgment based on subjective as well as objective factors. Factors considered and resources used by management include:

(a)	whether the unrealized loss is credit-driven or a result of changes in market interest rates,

(b)	the extent to which fair value is less than cost basis,

(c)	cash flow projections received from independent sources,

(d)	historical operating, balance sheet and cash flow data contained in issuer Securities and Exchange Commission filings and news releases,

(e)	near-term prospects for improvement in the issuer and/or its industry,

(f)	third party research and communications with industry specialists,

(g)	financial models and forecasts,

(h)	the continuity of dividend payments, maintenance of investment grade ratings and hybrid nature of certain investments,

(i)	discussions with issuer management, and

(j)	the ability and intent to hold investment for a period of time sufficient to allow for any anticipated recovery in fair value.

Based on its analysis of the factors enumerated above, management believes (i) MMALIC will recover its cost basis in the securities with unrealized losses and (ii) that MMALIC has the ability and intent to hold securities until they recover in value. Although MMALIC has the ability to continue holding its investments with unrealized losses, its intent to hold them may change due to deterioration in the issuers’ creditworthiness, decisions to lessen exposure to a particular issuer or industry, asset/liability management decisions, market movements, changes in views about appropriate asset allocation or the desire to offset taxable realized gains. Should MMALIC’s ability or intent change with regard to a particular security, a charge for impairment would likely be required. While it is not possible to accurately predict if or when a specific security will become impaired, charges for other-than-temporary impairment (“OTTI”) could be material to results of operations in future periods.

Net realized gains (losses) on investments sold and charges for OTTI on investments held were as follows for the years ended December 31 (dollars in millions):

Year	Net Realized Gains (Losses) (Net of IMR Transfers and Taxes)	Charges for Impairment	Total	Number of Investments with Impairment Charges
2025	$11.4	$(73.2)	$(61.8)	170
2024	73.2	(148.1)	(74.9)	161
2023	(64.3)	(89.4)	(153.7)	137

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The following is a summary of the carrying value and fair value of bonds as of December 31, 2025 and 2024 (in millions) by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date:

	2025		2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Maturity:
One year or less	$1,200.6	$1,198.7	$964.6	$958.3
After one year through five years	13,449.2	13,621.0	10,257.1	10,221.2
After five years through ten years	9,202.6	9,111.2	9,264.8	9,002.9
After ten years	16,539.1	15,516.1	17,021.7	15,689.7

Total bonds by maturity	$40,391.5	$39,447.0	$37,508.2	$35,872.1

The aggregate amount of investment income generated as a result of prepayment penalties and acceleration fees was $0.0 million during 2025, 2024, and 2023.

Proceeds from sales of bonds were $1,526.6 million, $2,006.6 million, and $5,146.6 million for 2025, 2024, and 2023, respectively. Gross realized gains of $31.6 million, $22.8 million, and $21.3 million and gross realized losses of $69.1 million, $167.3 million, and $491.4 million were realized on bonds during 2025, 2024, and 2023, respectively. The number of securities disposed of with a callable feature in 2025 and 2024 was 170 and 127, respectively.

MMALIC’s $3,776.3 million investment in MBS represents approximately 9.3% of the carrying value of its bonds at December 31, 2025. The Company’s indirect exposure to subprime mortgage risk as of December 31, 2025 had a total actual cost and book adjusted carrying value of approximately $1,066.3 million and $1,068.1 million, respectively, and a total fair value of approximately $1,022.4 million. MMALIC’s $4,316.6 million investment in MBS represents approximately 12% of the carrying value of its bonds at December 31, 2024. The Company’s indirect exposure to subprime mortgage risk as of December 31, 2024 had a total actual cost and book adjusted carrying value of approximately $1,197.0 million and $1,191.4 million, respectively, and a total fair value of approximately $1,113.7 million.

Leveraged loans are loans extended to companies that already have considerable amounts of debt. MMALIC reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios. As of December 31, 2025, total leveraged loans had a carrying value of $507.7 million and a fair value of $504.2 million, of which approximately 69%, based on carrying value, were domestic leveraged loans. As of December 31, 2024, total leveraged loans had a carrying value of $479.8 million and a fair value of $481.5 million, of which approximately 77%, based on carrying value, were domestic leveraged loans.

The Company has no aggregate loan-backed securities with an OTTI in which the Company has the intent to sell or the inability or lack of intent to retain the investment in the security for a period of time to recover the amortized cost basis.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The following table shows each loan-backed security with an OTTI recognized in 2025, as the present value of cash flows expected to be collected is less than the amortized cost basis of the security (in whole dollars):

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
05535DBG8	$226,054	$186,315	$39,739	$186,315	$185,567	03/31/2025
07325DAF1	145,428	143,172	2,256	143,172	143,343	03/31/2025
3622EAAA8	3,128,413	2,914,312	214,101	2,914,312	2,882,366	03/31/2025
61751DAE4	1,531,560	1,303,888	227,672	1,303,888	1,285,025	03/31/2025
86358RXY8	69,563	62,093	7,470	62,093	65,483	03/31/2025
86358RXZ5	142,309	104,140	38,169	104,140	113,994	03/31/2025
00703QAD4	2,829,369	2,592,798	236,571	2,592,798	2,090,914	03/31/2025
058933AN2	713,018	656,791	56,227	656,791	655,536	03/31/2025
05951KAN3	509,993	465,995	43,998	465,995	467,635	03/31/2025
059522AU6	1,635,468	1,575,050	60,418	1,575,050	1,568,604	03/31/2025
05952GAT8	299,430	270,626	28,804	270,626	274,272	03/31/2025
05952GAV3	450,704	389,417	61,287	389,417	394,662	03/31/2025
07384YKF2	1,368,127	1,363,235	4,892	1,363,235	1,363,552	03/31/2025
07386XAH9	934,994	681,813	253,181	681,813	679,236	03/31/2025
12566UAE4	368,213	327,751	40,462	327,751	327,471	03/31/2025
12566XAM0	588,955	588,934	21	588,934	529,197	03/31/2025
12628LAD2	541,252	457,172	84,080	457,172	446,367	03/31/2025
17309BAB3	177,106	157,632	19,474	157,632	158,111	03/31/2025
225470Q89	343,532	314,394	29,138	314,394	311,818	03/31/2025
32051GSQ9	1,207,454	1,202,912	4,542	1,202,912	1,202,012	03/31/2025
32051GT70	507,991	429,406	78,585	429,406	467,500	03/31/2025
36244SAD0	1,757,336	1,761,894	(4,558)	1,761,894	1,799,032	03/31/2025
46627MCY1	3,200,504	3,131,571	68,933	3,131,571	3,125,204	03/31/2025
643529AC4	499,825	481,915	17,910	481,915	478,793	03/31/2025
65535VSJ8	1,006,627	913,957	92,670	913,957	913,201	03/31/2025
74923GAC7	1,244,167	1,236,940	7,227	1,236,940	1,227,295	03/31/2025
761118GS1	483,577	482,680	897	482,680	433,627	03/31/2025
863579J90	249,732	248,830	902	248,830	248,649	03/31/2025
86360BAG3	1,238,122	1,144,883	93,239	1,144,883	1,133,223	03/31/2025
86360BAJ7	582,368	554,477	27,891	554,477	554,035	03/31/2025
87222EAC2	804,162	631,378	172,784	631,378	625,581	03/31/2025
026929AA7	1,521,046	1,517,915	3,131	1,517,915	1,516,859	03/31/2025
058931AT3	545,166	522,393	22,773	522,393	513,423	03/31/2025
05946XY72	887,628	843,392	44,236	843,392	846,983	03/31/2025
05949CHM1	271,179	269,564	1,615	269,564	269,110	03/31/2025
05990HAT0	708,217	687,573	20,644	687,573	742,245	03/31/2025
07386YAE4	1,839,239	1,708,560	130,679	1,708,560	1,711,520	03/31/2025
073880AD8	923,196	846,199	76,997	846,199	825,363	03/31/2025
07401CAS2	1,785,482	1,760,126	25,356	1,760,126	1,760,687	03/31/2025
12638PAB5	568,920	451,989	116,931	451,989	448,026	03/31/2025
1266942H0	428,804	421,486	7,318	421,486	337,865	03/31/2025
126694BE7	267,339	265,975	1,364	265,975	265,573	03/31/2025
126694CS5	2,282,139	2,283,768	(1,629)	2,283,768	1,771,793	03/31/2025
16162YAL9	281,861	277,973	3,888	277,973	279,430	03/31/2025
16165MAG3	1,388,145	1,211,756	176,389	1,211,756	1,210,087	03/31/2025
17025AAH5	700,371	673,554	26,817	673,554	671,934	03/31/2025
225458L55	460,520	425,635	34,885	425,635	390,455	03/31/2025

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
32051GXQ3	1,058,918	1,008,340	50,578	1,008,340	1,013,510	03/31/2025
32052EAA7	38,827	35,472	3,355	35,472	35,441	03/31/2025
362341XC8	700,421	659,310	41,111	659,310	654,651	03/31/2025
36242DQY2	63,956	59,846	4,110	59,846	59,836	03/31/2025
466247J46	58,936	58,163	773	58,163	56,479	03/31/2025
466247UG6	384,224	350,872	33,352	350,872	372,381	03/31/2025
46628LAB4	32,882	30,476	2,406	30,476	30,436	03/31/2025
46630WAL4	393,051	393,074	(23)	393,074	265,350	03/31/2025
47233DAB7	474,666	380,158	94,508	380,158	395,639	03/31/2025
52520MCE1	168,691	168,895	(204)	168,895	184,814	03/31/2025
57643MLZ5	177,603	167,628	9,975	167,628	168,283	03/31/2025
59023PAB9	420,455	418,864	1,591	418,864	412,043	03/31/2025
74958YAE2	206,080	206,460	(380)	206,460	229,334	03/31/2025
78473TAJ9	150,822	148,234	2,588	148,234	148,614	03/31/2025
863579RP5	536,372	525,256	11,116	525,256	523,652	03/31/2025
863579UU0	841,692	834,956	6,736	834,956	830,388	03/31/2025
863579XC7	754,868	732,944	21,924	732,944	735,481	03/31/2025
885220KW2	1,402,643	1,293,001	109,642	1,293,001	1,292,702	03/31/2025
03235TAA5	91,109	91,107	2	91,107	—	06/30/2025
07325DAF1	146,035	134,580	11,455	134,580	134,182	06/30/2025
02147XAR8	545,215	415,972	129,243	415,972	418,678	06/30/2025
058933AN2	627,867	628,272	(405)	628,272	616,568	06/30/2025
05952GAT8	268,987	269,575	(588)	269,575	267,447	06/30/2025
65535VSJ8	1,064,317	918,512	145,805	918,512	900,586	06/30/2025
86360BAG3	1,221,117	1,151,727	69,390	1,151,727	1,116,986	06/30/2025
12638PAB5	746,343	438,243	308,100	438,243	434,799	06/30/2025
1266942H0	415,168	327,377	87,791	327,377	329,044	06/30/2025
126694LC0	1,091,086	902,042	189,044	902,042	909,703	06/30/2025
225470VF7	1,000,865	771,095	229,770	771,095	795,083	06/30/2025
362341FN4	549,646	435,296	114,350	435,296	435,426	06/30/2025
362341XC8	634,695	644,892	(10,197)	644,892	613,274	06/30/2025
59023PAB9	422,068	414,223	7,845	414,223	404,648	06/30/2025
863579XC7	713,506	711,476	2,030	711,476	701,403	06/30/2025
03235TAA5	91,107	—	91,107	—	—	09/30/2025
86358RXZ5	204,861	99,503	105,358	99,503	83,544	09/30/2025
86358RYB7	89,692	68,121	21,571	68,121	68,714	09/30/2025
05952GAV3	366,890	368,526	(1,636)	368,526	370,866	09/30/2025
07386XAH9	859,258	859,258	—	859,258	673,977	09/30/2025
863579J90	210,498	210,512	(14)	210,512	203,430	09/30/2025
362341XC8	620,385	621,005	(620)	621,005	586,027	09/30/2025
46630WAL4	379,647	367,918	11,729	367,918	252,419	09/30/2025
617526AD0	2,126,203	2,043,530	82,673	2,043,530	2,037,179	12/31/2025
25150MAC0	716,309	679,283	37,026	679,283	681,433	12/31/2025
25150NAB0	1,257,085	1,041,184	215,901	1,041,184	1,035,684	12/31/2025
32051GT70	407,344	402,248	5,096	402,248	446,870	12/31/2025
1266942H0	378,642	380,952	(2,310)	380,952	318,018	12/31/2025
16165MAG3	1,157,495	1,151,437	6,058	1,151,437	1,149,111	12/31/2025
46631NAA7	521,038	524,522	(3,484)	524,522	426,006	12/31/2025

Total			$4,945,624

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The following table shows each loan-backed security with an OTTI recognized in 2024, as the present value of cash flows expected to be collected is less than the amortized cost basis of the security (in whole dollars):

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
07325DAF1	$188,446	$183,894	$4,552	$183,894	$173,542	03/31/2024
07389NAC9	252,999	244,622	8,378	244,622	249,997	03/31/2024
3622EAAA8	3,363,495	3,323,775	39,721	3,323,775	3,153,854	03/31/2024
61751DAE4	1,528,252	1,458,023	70,229	1,458,023	1,795,267	03/31/2024
86358RXY8	141,707	140,513	1,193	140,513	140,491	03/31/2024
86358RXZ5	221,359	218,722	2,638	218,722	201,247	03/31/2024
00703QAD4	3,309,564	3,330,880	(21,316)	3,330,880	2,331,478	03/31/2024
02147XAR8	569,821	568,694	1,127	568,694	462,724	03/31/2024
02152AAS8	1,681,039	1,680,195	844	1,680,195	1,709,668	03/31/2024
059522AU6	1,990,654	1,977,703	12,952	1,977,703	1,952,207	03/31/2024
05952GAT8	319,263	302,417	16,846	302,417	279,733	03/31/2024
05952GAV3	458,831	435,162	23,669	435,162	402,521	03/31/2024
07386XAH9	947,290	948,547	(1,257)	948,547	771,263	03/31/2024
12566UAN4	549,670	541,211	8,459	541,211	531,037	03/31/2024
12566XAM0	651,755	636,729	15,027	636,729	579,587	03/31/2024
12628LAD2	664,264	632,237	32,026	632,237	522,656	03/31/2024
12667F4N2	1,982,772	1,961,149	21,623	1,961,149	1,892,614	03/31/2024
17309BAB3	197,256	194,233	3,023	194,233	166,593	03/31/2024
32051GT70	601,477	580,656	20,821	580,656	513,722	03/31/2024
36244SAD0	2,013,709	2,018,709	(5,000)	2,018,709	2,114,288	03/31/2024
43739EAP2	555,880	552,194	3,685	552,194	523,782	03/31/2024
46627MCY1	3,736,516	3,706,574	29,942	3,706,574	3,728,355	03/31/2024
46627MEC7	346,366	345,013	1,353	345,013	316,216	03/31/2024
46627MEJ2	1,051,940	1,051,330	610	1,051,330	871,833	03/31/2024
47232CAH7	1,625,552	1,588,003	37,549	1,588,003	1,634,793	03/31/2024
643529AC4	499,851	483,505	16,346	483,505	541,706	03/31/2024
65535VMJ4	528,500	514,916	13,584	514,916	545,242	03/31/2024
65535VNL8	1,911,718	1,911,036	683	1,911,036	2,083,864	03/31/2024
65535VSJ8	1,249,637	1,197,771	51,865	1,197,771	1,003,257	03/31/2024
74928RAB0	215,991	215,991	(0)	215,991	236,763	03/31/2024
75115BAC3	932,748	928,740	4,009	928,740	1,022,173	03/31/2024
761118BU1	501,401	464,499	36,902	464,499	506,476	03/31/2024
761118GS1	1,045,906	1,039,755	6,151	1,039,755	922,272	03/31/2024
761118SC3	1,408,050	1,385,794	22,255	1,385,794	1,191,653	03/31/2024
855541AC2	727,538	712,958	14,579	712,958	653,434	03/31/2024
863579J90	310,964	284,727	26,237	284,727	287,552	03/31/2024
86360BAJ7	659,289	637,763	21,526	637,763	625,317	03/31/2024
87222EAB4	751,711	731,584	20,127	731,584	682,690	03/31/2024
87222EAC2	870,200	839,182	31,018	839,182	680,970	03/31/2024

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
93934NAC9	441,899	429,939	11,960	429,939	357,528	03/31/2024
45660LCK3	2,514,539	2,470,098	44,442	2,470,098	2,723,605	03/31/2024
058931AT3	1,087,439	1,038,180	49,259	1,038,180	879,088	03/31/2024
05949CKX3	1,152,881	1,152,938	(58)	1,152,938	1,158,454	03/31/2024
05990HAT0	835,338	815,604	19,735	815,604	806,647	03/31/2024
07386YAE4	2,127,460	1,872,598	254,863	1,872,598	1,732,749	03/31/2024
07401CAS2	2,546,303	2,534,503	11,800	2,534,503	2,518,043	03/31/2024
12638PAB5	666,442	630,577	35,865	630,577	479,103	03/31/2024
12669G4K4	2,465,908	2,448,797	17,111	2,448,797	2,303,793	03/31/2024
12669GR45	454,211	451,011	3,200	451,011	405,877	03/31/2024
170257AE9	1,986,016	1,903,375	82,642	1,903,375	1,421,183	03/31/2024
2254582Y3	1,063,127	1,052,270	10,856	1,052,270	941,835	03/31/2024
225458L55	477,807	465,565	12,242	465,565	402,724	03/31/2024
32052EAA7	42,488	41,783	704	41,783	39,155	03/31/2024
32056JAA2	1,021,287	994,518	26,768	994,518	1,080,580	03/31/2024
362341FN4	694,244	680,711	13,534	680,711	609,991	03/31/2024
362341XC8	809,401	777,534	31,867	777,534	695,392	03/31/2024
41161PCX9	153,937	153,895	42	153,895	157,664	03/31/2024
46630WAL4	438,439	438,782	(343)	438,782	293,935	03/31/2024
576433D52	471,876	409,240	62,636	409,240	430,054	03/31/2024
57643MLZ5	205,469	199,902	5,567	199,902	176,526	03/31/2024
59023PAB9	470,257	467,493	2,764	467,493	476,269	03/31/2024
74958YAE2	262,093	259,755	2,338	259,755	258,713	03/31/2024
863579RP5	618,742	604,955	13,787	604,955	564,247	03/31/2024
863579UL0	255,178	254,285	893	254,285	237,173	03/31/2024
863579UU0	939,669	934,433	5,236	934,433	960,949	03/31/2024
863579XR4	1,954,913	1,890,491	64,421	1,890,491	1,887,147	03/31/2024
885220KW2	1,741,141	1,720,731	20,410	1,720,731	1,602,474	03/31/2024
03235TAA5	2,269,468	89,151	2,180,317	89,151	91,091	06/30/2024
62878HAA9	77,803,827	67,655,502	10,148,325	67,655,502	37,210,526	06/30/2024
07325DAF1	178,481	176,126	2,355	176,126	166,148	06/30/2024
3622EAAA8	3,292,504	3,184,660	107,843	3,184,660	3,041,184	06/30/2024
86358RXY8	123,852	123,852	0	123,852	123,889	06/30/2024
86358RXZ5	372,918	188,377	184,541	188,377	171,206	06/30/2024
00703QAD4	3,296,107	3,259,847	36,260	3,259,847	2,386,522	06/30/2024
02152AAS8	1,650,275	1,657,538	(7,263)	1,657,538	1,694,329	06/30/2024
05532TAF9	1,330,063	1,000,180	329,883	1,000,180	1,320,833	06/30/2024
059522AU6	2,241,312	1,925,540	315,772	1,925,540	1,895,287	06/30/2024
05952GAV3	459,594	459,364	231	459,364	396,506	06/30/2024
07384YKF2	1,676,124	1,597,771	78,353	1,597,771	1,509,395	06/30/2024
12566UAE4	391,661	388,055	3,606	388,055	342,216	06/30/2024
12566UAN4	537,632	510,793	26,839	510,793	530,113	06/30/2024
12628LAD2	642,284	622,397	19,887	622,397	514,736	06/30/2024
12667F4N2	1,914,833	1,908,135	6,698	1,908,135	1,810,552	06/30/2024

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
12667GAC7	587,654	584,787	2,867	584,787	567,539	06/30/2024
12668APC3	769,291	754,235	15,056	754,235	708,505	06/30/2024
17307GED6	1,262,267	1,251,250	11,017	1,251,250	1,309,786	06/30/2024
17309BAB3	194,329	190,609	3,721	190,609	163,894	06/30/2024
25150NAB0	1,429,029	1,411,817	17,212	1,411,817	1,189,708	06/30/2024
45254NNT0	86,269	46,530	39,739	46,530	37,525	06/30/2024
46627MAD9	497,454	495,061	2,393	495,061	429,325	06/30/2024
46627MCY1	3,504,842	3,460,914	43,928	3,460,914	3,510,994	06/30/2024
46627MEJ2	1,029,088	1,028,470	619	1,028,470	850,323	06/30/2024
61748HUF6	444,541	437,080	7,462	437,080	394,526	06/30/2024
643529AC4	488,451	472,942	15,509	472,942	512,282	06/30/2024
65535VSJ8	1,198,546	1,139,006	59,540	1,139,006	965,916	06/30/2024
75115DAA3	176,480	172,897	3,583	172,897	155,478	06/30/2024
75116FBH1	1,316,094	1,293,501	22,593	1,293,501	1,096,145	06/30/2024
76110HH85	209,667	196,650	13,018	196,650	207,840	06/30/2024
761118BU1	356,973	358,468	(1,495)	358,468	390,598	06/30/2024
761118FM5	1,654,272	1,550,452	103,819	1,550,452	1,634,697	06/30/2024
761118GS1	577,336	578,234	(897)	578,234	519,129	06/30/2024
761118SC3	1,347,876	1,353,200	(5,324)	1,353,200	1,178,737	06/30/2024
855541AC2	681,799	664,359	17,440	664,359	610,581	06/30/2024
863579J90	281,218	263,740	17,478	263,740	257,606	06/30/2024
86360BAG3	1,593,226	1,526,542	66,684	1,526,542	1,446,404	06/30/2024
86360BAJ7	732,362	624,365	107,997	624,365	608,246	06/30/2024
87222EAB4	737,391	714,622	22,770	714,622	678,658	06/30/2024
87222EAC2	854,908	824,739	30,169	824,739	673,478	06/30/2024
93934NAC9	212,897	212,897	0	212,897	177,003	06/30/2024
45660LCK3	2,492,599	2,447,687	44,912	2,447,687	2,730,961	06/30/2024
058931AT3	849,462	844,051	5,410	844,051	736,680	06/30/2024
05946XY72	969,731	968,019	1,712	968,019	907,973	06/30/2024
05990HAT0	797,257	776,355	20,901	776,355	770,842	06/30/2024
073880AD8	1,041,747	980,882	60,865	980,882	884,127	06/30/2024
07401CAS2	2,149,928	1,800,366	349,563	1,800,366	1,769,018	06/30/2024
12544DAG4	76,422	76,273	149	76,273	63,205	06/30/2024
1266942H0	487,696	485,711	1,985	485,711	402,837	06/30/2024
126694HP6	424,687	418,006	6,681	418,006	407,545	06/30/2024
12669G3S8	1,109,352	1,086,152	23,199	1,086,152	970,937	06/30/2024
12669G4K4	2,416,802	2,413,996	2,805	2,413,996	2,282,559	06/30/2024
12669GR45	488,586	443,234	45,352	443,234	418,915	06/30/2024
2254582Y3	1,038,258	1,042,487	(4,229)	1,042,487	922,895	06/30/2024
225470VF7	1,214,433	1,144,277	70,156	1,144,277	1,034,928	06/30/2024
32052EAA7	41,561	40,891	670	40,891	38,638	06/30/2024
32056JAA2	946,028	935,645	10,383	935,645	957,523	06/30/2024
362341FN4	682,514	656,914	25,600	656,914	596,198	06/30/2024

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
362341XC8	753,782	753,720	62	753,720	684,524	06/30/2024
466247UG6	396,801	389,244	7,556	389,244	391,491	06/30/2024
46630WAL4	429,077	428,735	343	428,735	286,999	06/30/2024
46631NAA7	629,936	624,489	5,447	624,489	490,712	06/30/2024
46631NDT3	5,702,643	5,440,665	261,978	5,440,665	5,514,444	06/30/2024
52520MCE1	192,541	190,485	2,057	190,485	182,118	06/30/2024
57643MLZ5	197,781	191,438	6,343	191,438	175,020	06/30/2024
59023PAB9	459,882	457,928	1,954	457,928	464,081	06/30/2024
61758VAQ0	2,524,715	2,424,826	99,890	2,424,826	2,004,345	06/30/2024
74958YAE2	259,088	254,354	4,734	254,354	256,384	06/30/2024
863579RP5	601,854	558,618	43,237	558,618	556,863	06/30/2024
863579UL0	255,370	250,985	4,385	250,985	234,764	06/30/2024
863579UU0	1,012,782	885,453	127,329	885,453	919,353	06/30/2024
863579XR4	1,816,437	1,747,652	68,785	1,747,652	1,724,184	06/30/2024
92925VAF7	1,963,141	1,392,435	570,706	1,392,435	1,835,677	06/30/2024
92979DAC9	2,345,113	2,281,758	63,356	2,281,758	2,403,743	06/30/2024
94985AAA7	172,846	172,336	510	172,336	162,836	06/30/2024
94986CAA2	160,856	162,103	(1,247)	162,103	209,862	06/30/2024
07325DAF1	168,747	158,506	10,241	158,506	162,126	09/30/2024
3622EAAA8	3,162,718	3,164,266	(1,548)	3,164,266	3,105,133	09/30/2024
86358RXZ5	173,920	162,831	11,089	162,831	147,869	09/30/2024
00703QAD4	3,230,243	2,980,491	249,753	2,980,491	2,393,260	09/30/2024
05951KAN3	536,453	516,986	19,467	516,986	480,378	09/30/2024
05952GAT8	301,408	301,407	1	301,407	279,298	09/30/2024
07384YKF2	1,545,478	1,473,109	72,368	1,473,109	1,502,463	09/30/2024
12566UAE4	382,321	381,811	510	381,811	347,647	09/30/2024
12628LAD2	623,895	538,842	85,054	538,842	488,888	09/30/2024
12667F4N2	1,854,333	1,825,794	28,539	1,825,794	1,795,414	09/30/2024
12667F5E1	885,926	883,092	2,834	883,092	840,192	09/30/2024
12667GAC7	574,616	574,616	0	574,616	569,728	09/30/2024
17307GED6	1,243,444	1,237,646	5,798	1,237,646	1,306,304	09/30/2024
17309BAB3	188,676	178,404	10,273	178,404	162,800	09/30/2024
25150NAB0	1,395,413	1,340,207	55,206	1,340,207	1,185,177	09/30/2024
32051GT70	553,883	489,420	64,463	489,420	470,987	09/30/2024
36244SAD0	2,079,721	1,738,096	341,626	1,738,096	1,990,034	09/30/2024
46627MAD9	485,365	467,136	18,228	467,136	418,182	09/30/2024
46627MEC7	333,531	312,472	21,058	312,472	300,268	09/30/2024
46627MEJ2	1,002,416	975,069	27,347	975,069	835,072	09/30/2024
61748HUF6	428,955	412,384	16,570	412,384	395,350	09/30/2024
643529AC4	475,293	476,634	(1,341)	476,634	500,686	09/30/2024
65535VSJ8	1,145,447	994,986	150,461	994,986	958,994	09/30/2024
75115DAA3	170,761	164,486	6,275	164,486	151,842	09/30/2024
761118FM5	1,541,807	1,543,298	(1,492)	1,543,298	1,629,022	09/30/2024

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

CUSIP	Amortized Cost Before OTTI	Present Value of Projected Cash Flows	OTTI Charge Recognized in Statement of Operations	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date Reported
761118UG1	420,057	420,046	11	420,046	373,060	09/30/2024
863579J90	250,612	252,143	(1,531)	252,143	245,916	09/30/2024
86360BAG3	1,314,325	1,248,853	65,472	1,248,853	1,207,074	09/30/2024
86360BAJ7	600,711	599,768	944	599,768	589,162	09/30/2024
87222EAB4	717,218	700,713	16,505	700,713	677,103	09/30/2024
87222EAC2	837,388	792,140	45,248	792,140	670,814	09/30/2024
058931AT3	836,589	777,756	58,832	777,756	735,448	09/30/2024
05990HAT0	774,291	709,503	64,788	709,503	797,291	09/30/2024
073880AD8	958,917	955,572	3,345	955,572	876,008	09/30/2024
12544DAG4	75,232	74,708	525	74,708	64,751	09/30/2024
1266942H0	472,093	470,717	1,376	470,717	381,368	09/30/2024
12669G4K4	2,386,332	2,386,419	(87)	2,386,419	2,304,003	09/30/2024
16162YAL9	304,287	300,592	3,695	300,592	302,447	09/30/2024
170257AE9	1,844,597	1,830,194	14,403	1,830,194	1,400,315	09/30/2024
2254582Y3	1,035,685	987,491	48,194	987,491	916,096	09/30/2024
225470VF7	1,045,176	1,047,328	(2,152)	1,047,328	914,335	09/30/2024
466247UG6	388,455	385,026	3,430	385,026	394,828	09/30/2024
46630WAL4	414,400	402,824	11,576	402,824	275,971	09/30/2024
46631NAA7	619,024	566,235	52,789	566,235	485,405	09/30/2024
52520MCE1	187,510	169,666	17,844	169,666	178,580	09/30/2024
57643MLZ5	189,667	181,845	7,821	181,845	175,427	09/30/2024
74958YAE2	252,881	235,028	17,853	235,028	260,844	09/30/2024
863579UU0	872,015	877,227	(5,212)	877,227	896,401	09/30/2024
92925VAF7	1,353,551	1,353,551	(0)	1,353,551	1,805,104	09/30/2024
62878HAA9	57,507,177	37,210,526	20,296,651	37,210,526	37,210,526	12/31/2024
86358RXZ5	150,451	150,523	(72)	150,523	128,721	12/31/2024
00703QAD4	2,884,931	2,591,154	293,777	2,591,154	2,159,579	12/31/2024
07386XAH9	895,372	883,112	12,260	883,112	700,640	12/31/2024
225470Q89	461,254	350,813	110,442	350,813	316,228	12/31/2024
32051GT70	516,567	526,142	(9,576)	526,142	447,968	12/31/2024
45254NNT0	40,960	10,690	30,269	10,690	21,416	12/31/2024
46627MAD9	452,369	457,946	(5,577)	457,946	392,752	12/31/2024
61748HUF6	409,958	408,345	1,613	408,345	379,740	12/31/2024
86360BAG3	1,252,210	1,243,829	8,381	1,243,829	1,137,848	12/31/2024
86360BAJ7	622,383	583,382	39,002	583,382	556,638	12/31/2024
87222EAC2	792,850	794,291	(1,441)	794,291	638,603	12/31/2024
058931AT3	547,740	547,703	37	547,703	507,449	12/31/2024
073880AD8	947,481	946,754	728	946,754	863,064	12/31/2024
12638PAB5	650,731	553,226	97,504	553,226	453,690	12/31/2024
1266942H0	457,088	442,059	15,028	442,059	352,275	12/31/2024
126694CS5	2,368,937	2,330,168	38,769	2,330,168	1,789,779	12/31/2024
126694LC0	1,302,316	1,096,712	205,604	1,096,712	956,653	12/31/2024
170257AE9	1,799,754	1,793,779	5,975	1,793,779	1,342,095	12/31/2024
2254582Y3	981,101	981,382	(281)	981,382	878,279	12/31/2024
46630WAL4	400,452	395,212	5,240	395,212	268,169	12/31/2024
74958YAE2	230,512	230,132	380	230,132	247,059	12/31/2024
863579UU0	853,614	853,536	78	853,536	847,155	12/31/2024

Total			$40,145,833

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The following table shows the amount of assets pledged to others as collateral or otherwise restricted for the years ended December 31 (in millions):

Restricted Asset Category	2025	2024	(Decrease)/ Increase	Gross Restricted to Total Assets	Restricted to Total Admitted Assets
Letter stock or securities restrictedas to sale	$63.0	$125.2	$(62.2)	0.1%	0.1%
FHLB capital stock	33.7	41.5	(7.8)	0.1%	0.1%
On deposit with states	7.5	7.4	0.1	0.0%	0.0%
Pledged as collateral to FHLB (includingassets backing funding agreements)	1,271.8	1,531.1	(259.3)	2.1%	2.1%
Pledged as collateral not capturedin other categories	197.6	114.2	83.4	0.3%	0.3%
Assets held under modcoreinsurance agreements	0.5	0.5	—	0.0%	0.0%
Assets held under funds withheldreinsurance agreements	5,673.5	7,239.5	(1,566.0)	9.6%	9.6%

Total restricted assets	$7,247.6	$9,059.4	$(1,811.8)	12.2%	12.2%

As of December 31, 2025, less than 2.0% of the Company’s restricted assets held under funds withheld reinsurance agreements have any relation to the FWH reinsurer (all Related Party Code 3).

Net investment income consisted of the following for the years ended December 31 (in millions):

	2025	2024	2023
Investment income:
Bonds	$2,107.3	$2,005.2	$1,803.2
Equity securities	65.8	28.3	23.7
Common stocks of affiliates	250.0	—	—
Mortgage loans	354.5	284.1	200.3
Policy loans	3.3	3.6	3.8
Cash and short-term investments	160.8	176.8	109.7
Other invested assets	122.7	120.2	131.9
Derivative instruments	350.9	420.2	(41.3)
Other	8.3	17.7	—

Gross investment income	3,423.6	3,056.1	2,231.3
Investment expenses	(123.7)	(114.2)	(72.2)
Ceded investment income	(354.7)	(293.7)	(240.7)

Net investment income	$2,945.2	$2,648.2	$1,918.4

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

D. INVESTMENTS (CONTINUED)

The carrying value of other invested assets by annual statement category as of December 31 were (in millions):

	2025	2024
Joint venture interests:
Common stocks - subsidiaries and affiliates	$1,242.8	$1,205.6
Common stocks - unaffiliated	751.1	736.6
Real estate	151.8	132.3
Bonds/preferred stock	27.4	45.4
Mortgage loans	247.4	263.9
Other	123.2	117.7
Surplus notes	256.6	241.8
Residual tranches	20.8	46.3
Non-conforming bonds	263.7	—
Other	—	16.0

Gross other invested assets	3,084.8	2,805.6
Nonadmitted	(15.1)	(10.3)

Net admitted other invested assets	$3,069.7	$2,795.3

The Company held 5 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $4.0 million as of December 31, 2025. The Company held nine affiliated partnerships and limited liability companies in a loss position with accumulated losses of $10.9 million as of December 31, 2024.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

E. OTHER FINANCIAL INSTRUMENTS

The Company’s derivative strategy employs a variety of derivative financial instruments including interest rate and currency swaps, options, financial futures, and forward contracts. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

MMALIC primarily utilizes a variety of financial instruments as part of its efforts to economically hedge and manage fluctuations in the fair value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments may include interest rate exchange agreements, equity index options purchased in either over-the-counter market or on the Chicago Board Options Exchange, payer swaptions, and commitments to extend credit. All instruments involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point of time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

Equity index options are contracts that give the purchaser the right, but not the obligation, to buy or sell securities at a specified price during a specified period. MMALIC’s equity index options backing fixed-indexed and registered index-linked annuities are based on an existing market index (generally the S&P 500). The equity index options expire ratably between 2026 and 2032. Under the indexed annuity products, the crediting rate is linked to changes in the equity indices or Exchanged Traded Funds (ETF) for specified periods and participation rates. The prices of the options purchased are calculated with reference to the underlying index or ETF, participation rates, caps, floors, durations and notional amounts of the underlying contracts. As a purchaser of options, MMALIC pays, at the beginning of the contract, a premium for transferring the risk of an unfavorable change in the price of the underlying financial instrument. As of January 1, 2022, options backing the fixed-indexed annuities for which the company is applying the OAC prescribed practice are now accounted for at amortized cost.

As of December 31, 2025, MMALIC has entered into eighteen interest rate swaps to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The interest rate swaps expire between 2026 and 2042.

The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specific future date. Typically, the exchange rate is agreed upon at the time of the contract. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

E. OTHER FINANCIAL INSTRUMENTS (CONTINUED)

Net collateral pledged by the counterparties was $1,949.9 million as of December 31, 2025 and $1,565.4 million as of December 31, 2024. In the event of default, the full market value exposure at risk, net of offsets and collateral, was $570.8 million as of December 31, 2025 and $419.8 million as of December 31, 2024. The exposure net of collateral, defined as net collateral pledged and statement values excluding accrued interest, was $1,871.6 million as of December 31, 2025 and $1,306.8 million as of December 31, 2024.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments within the general account:

	December 31, 2025
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(in millions)
Fixed-indexed options*	$753.5	$20,667.9	$305.7	$14,243.7
Interest rate swaps	96.8	4,115.0	49.6	2,814.0
Currency swaps	4.6	179.0	94.0	1,184.1
Forward contracts	2.4	508.3	24.7	2,196.1
Financial futures	(0.4)	183.3	—	—

Total	$856.9	$25,653.5	$474.0	$20,437.9

*	Fixed-indexed options are held at amortized cost under OAC 3901-1-67. The fair value amount related to fixed-indexed options was $1,170.5 million as of December 31, 2025.

	December 31, 2024
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(in millions)
Fixed-indexed options*	$681.8	$19,482.1	$304.6	$14,292.3
Interest rate swaps	160.1	2,480.0	90.5	3,320.0
Currency swaps	10.4	445.8	16.6	392.9
Forward contracts	23.4	767.7	1.9	178.4

Total	$875.7	$23,175.6	$413.6	$18,183.6

*	Fixed-indexed options are held at amortized cost under OAC 3901-1-67. The fair value amount related to fixed-indexed options was $973.4 million as of December 31, 2024.

The following presents the Company’s gross notional interest rate swap positions:

	December 31, 2025	December 31, 2024
	(in millions)
Open interest rate swaps in a fixed pay position	$1,415.0	$2,480.0
Open interest rate swaps in a fixed receive position	5,514.0	3,320.0

Total interest rate swaps	$6,929.0	$5,800.0

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

E. OTHER FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Years Ended December 31,
	2025		2024
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts
	(in millions)
Registered index-linked options	$106.6	$328.6	$125.7	$281.3
Interest rate swaps	28.8	(22.4)	0.3	109.0
Currency swaps	(4.3)	(83.5)	0.6	32.6
Forward contracts	(42.1)	(43.5)	3.1	26.5
Financial futures	2.9	(0.4)	(21.9)	(21.0)

Total	$91.9	$178.8	$107.8	$428.4

Fixed-indexed options are carried at amortized cost with amortization and expirations recorded in Net investment income. The Company recorded gains on expirations of $1,147.9 million and amortization of $787.3 million in 2025. The Company recorded gains on expirations of $1,110.2 million and amortization of $661.3 million in 2024.

The Company became a member of the Federal Home Loan Bank (“FHLB”) on August 14, 2009. The FHLB makes advances and provides other banking services to member institutions. The Company owned $20.0 million of FHLB Class B membership stock at December 31, 2025 and 2024. The Company has no membership stock eligible for redemption. Through its association with the FHLB and by purchasing a set amount of FHLB stock, the Company can enter into deposit-type contracts with the FHLB known as funding agreements.

In 2025, MMALIC repaid $200 million to the FHLB. At December 31, 2025 and 2024, MMALIC had $300.0 million and $500.0 million, respectively (the maximum amount of borrowings, as permitted by the FHLB, during the reporting period was $500.0 million) in outstanding advances from the FHLB (included in liability for deposit-type contracts), bearing interest at rates ranging from 1.35% to 1.97% (1.97% rate at December 31, 2025 and an average rate of 1.72% at December 31, 2024). The Company paid interest of approximately $6.3 million, $8.6 million, and $8.6 million on FHLB advances in 2025, 2024 and 2023, respectively. These advances must be repaid between 2026 and 2030 ($300.0 million in 2030). The Company has invested the proceeds from the advance in bonds for the purpose of earning a spread over the interest payments due to the FHLB. Per the funding agreement, the Company was required to purchase 136,574 shares ($13.7 million) of FHLB activity and excess stock.

The Company posted collateral to the FHLB of assets with a fair value of approximately $1,244.8 million and $1,458.5 million at December 31, 2025 and 2024, respectively. The Company posted collateral to the FHLB of assets with a carrying value of approximately $1,271.8 million and $1,531.1 million at December 31, 2025 and 2024, respectively. The Company’s FHLB borrowing capacity is based on the Company’s estimate of collateral eligible to be pledged with the FHLB. The deposit contract liabilities are reported in liability for deposit-type contracts in the balance sheet, and related assets are accounted for in the Company’s general account. FHLB capital stock is reported in Common stocks in the balance sheet.

MMALIC has a $750.0 million five-year credit facility, $750.0 million of undrawn commitment, with a syndicate of lenders that can be used for general corporate purposes. During December 2024, the facility was established with a scheduled maturity on December 27, 2029. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the year ended December 31, 2025, MMALIC was in compliance with all covenants under the credit facility. For the year ended December 31, 2025, there were no draws on the credit facility. Credit facility fees were less than $1.0 million for the year ended December 31, 2025.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

E. OTHER FINANCIAL INSTRUMENTS (CONTINUED)

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2025, the Company had the following outstanding commitments:

	2026	2027	2028	2029	2030	Thereafter	Total
	(in millions)
Private Placements	$182.2	$438.7	$278.3	$135.0	$144.9	$132.4	$1,311.5
Mortgage Loans	76.7	32.1	47.3	1.0	2.6	—	159.7
Real Estate	2.2	—	—	—	—	—	2.2
Partnerships and LLC	46.2	51.4	36.5	59.2	16.2	234.1	443.6

Total	$307.3	$522.2	$362.1	$195.2	$163.7	$366.5	$1,917.0

In the normal course of business, the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2025 and 2024, the Company had no outstanding obligations attributable to these commitments.

As of December 31, 2025, the Company had $305.2 million of disallowed IMR in aggregate and in the general account.

The following represents the calculated adjusted general capital and surplus:

December 31, 2025
(in millions)
Prior period general account capital and surplus	$4,536.1
From prior period financials:
Net positive goodwill (admitted)	—
Equipment and operating system software (admitted)	—
Net deferred tax asset (admitted)	337.8
Net negative (disallowed) IMR (admitted)	306.4

Adjusted capital and surplus	$3,891.9

As of December 31, 2025, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 8%.

The following represents allocated gains (losses) to IMR from derivatives:

	December 31, 2025
	Gains	Losses
	(in millions)
Unamortized fair value derivative gains & losses realized to IMR—prior period	$2.4	$(20.2)
Fair value derivative gains & losses realized to IMR—added in current period	31.7	—
Fair value derivative gains & losses amortized over current period	2.8	(5.6)

Unamortized fair value derivative gains & losses realized to IMR—current period total	$31.3	$(14.6)

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

E. OTHER FINANCIAL INSTRUMENTS (CONTINUED)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination. As of December 31, 2025, the IMR asset admitted under the currently adopted statutory accounting interpretation includes approximately $324.2 million, net of tax, related to FWH reinsurance. Included in the FWH assets are reimbursements of capital losses on the invested assets to back the ceded reinsurance liabilities and are recorded as an adjustment to the income statement. Both the IMR and FWH assets are admitted under statutory accounting guidance.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

F. REINSURANCE

The Company is contingently liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon failure of any reinsurer to meet its obligations under a particular reinsurance agreement. The Company currently reinsures its ordinary life insurance, LTC, other health products and a portion of fixed and fixed-indexed annuity products. The maximum amount the Company retains on any one life under MassMutual’s corporate retention limits is $15.0 million.

Effective January 1, 2007, MMALIC entered into a reinsurance agreement with Loyal American Life Insurance Company (“Loyal”), at the time an indirect wholly-owned insurance subsidiary domiciled in Ohio, whereby Loyal cedes 100% of certain fixed-indexed annuity business written to MMALIC. Annuity reserves assumed by MMALIC under this agreement were $7.7 million and $8.8 million at December 31, 2025 and 2024, respectively.

On August 31, 2012, in conjunction with and prior to the sale of certain affiliated insurance companies to Cigna, the Company entered into a reinsurance agreement with Cigna which ceded 100% of all accident and health policies, excluding LTC. Under this agreement, all activity on these policies, after existing reinsurance, is ceded to Loyal, one of the companies sold.

Also, effective August 31, 2012, the Company entered into an agreement to retrocede 90% of the life and annuity business assumed from Loyal to Hannover Life Reassurance Company of America. This business was previously reinsured directly from Loyal to Hannover Life Reassurance of Ireland. This transaction did not have any significant impact on the operations and capital of MMALIC.

The Company entered into a coinsurance agreement with Great American Life Assurance Company (“GALAC”), an affiliated life insurance company domiciled in Ohio, effective June 30, 2011. Under this agreement the Company assumes 100% of GALAC’s life and annuity business, with statutory reserves of approximately $4.0 million at December 31, 2025 and 2024. GALAC was sold to an unaffiliated insurance company on July 3, 2012, re-domiciled in Iowa, and is currently named Accordia Life and Annuity Company.

The Company entered into a coinsurance agreement with United Teacher Associates Insurance Company (“UTAIC”), a life insurance company domiciled in Texas, effective October 31, 2015. Under this agreement the Company assumes 100% of UTAIC’s life, annuity, and LTC business issued in the state of Florida. Effective December 31, 2016, UTAIC merged into Continental General Insurance Company, a life insurance company domiciled in Texas. Assumed reserves under this agreement were approximately $57.6 million and $57.3 million at December 31, 2025 and 2024, respectively.

The Company entered into a flow coinsurance agreement with Commonwealth, a subsidiary of Global Atlantic Financial Group, effective May 7, 2020. Under this agreement, the Company cedes certain newly issued traditional fixed and fixed-indexed annuities on a quota share coinsurance basis with such quota share percentages being up to 50%. The Company has ceded approximately $1,891.1 million and $2,071.7 million of deferred annuity, immediate annuity and supplemental contract reserves to Commonwealth under this agreement at December 31, 2025 and 2024, respectively.

The Company entered into a block coinsurance agreement with Commonwealth effective October 1, 2020. Under this agreement the Company ceded approximately $5.7 billion of deferred annuity reserves and transferred investments with a statutory carrying value of approximately $5.7 billion and market value of approximately $6.1 billion to Commonwealth. The Company has ceded approximately $1,928.4 million and $2,734.3 million of deferred annuity reserves under this agreement at December 31, 2025 and 2024, respectively.

On February 17, 2022, MMALIC entered into a Funds Withheld Coinsurance agreement effective February 1, 2022, with Martello Re Limited, a Bermuda-domiciled Class E life and annuity reinsurer launched in 2022. MMALIC ceded statutory reserves of approximately $14.2 billion on a closed block of fixed, fixed-indexed and payout annuity policies, in exchange for a $320 million ceding commission paid by Martello Re that was recorded to surplus net of tax. The Company has ceded approximately $5,830.2 million and $7,452.8 million of statutory annuity reserves at December 31, 2025 and 2024, respectively. The Company’s funds held under reinsurance treaties was approximately $5,693.9 million and $7,290.5 million at December 31, 2025 and 2024, respectively.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

F. REINSURANCE (CONTINUED)

The Company has reinsured with various insurance companies approximately $9,818.9 million and $12,433.3 million of reserves at December 31, 2025 and 2024, respectively.

The effect of reinsurance on premiums and annuity considerations for the years ended December 31 is as follows (in millions):

	2025	2024	2023
Direct premiums and annuity considerations	$9,623.4	$9,093.1	$8,775.8
Reinsurance assumed	5.1	5.5	6.6
Reinsurance ceded	(41.9)	(547.4)	(275.6)

Net premium and annuity considerations	$9,586.6	$8,551.2	$8,506.8

The effect of reinsurance on benefits paid to policyholders and withdrawals on deposit-type contract funds during the years ended December 31 is as follows (in millions):

	2025	2024	2023
Direct benefits paid to policyholders and withdrawals on deposit-type contracts	$7,715.9	$7,944.3	$7,621.5
Reinsurance assumed	25.7	30.7	37.1
Reinsurance ceded	(3,177.1)	(4,234.6)	(4,354.9)

Net benefits paid to policyholders and withdrawals on deposit-type contracts	$4,564.5	$3,740.4	$3,303.7

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

G. FEDERAL INCOME TAXES

On August 16th, 2022, the Inflation Reduction Act was signed into law and includes certain corporate income tax provisions. Potential impacts to the Company include the imposition of a corporate alternative minimum tax (“CAMT”). The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period. The United States Treasury Department and the Internal Revenue Service released proposed regulations on September 12, 2024. As of the reporting date, the Company is not an applicable corporation and therefore not liable for CAMT in 2024 and 2025.

On July 4th, 2025, An Act to Provide for Reconciliation Pursuant to Title II of the H. Con. Res. 14 (“the Act”) was enacted. The Act provides for several corporate tax changes including, but not limited to, restoring full expensing of domestic research and development costs, restoring immediate deductibility of certain capital expenditures, and changes in the computations of U.S. taxation on international earnings. The Act does not have a significant tax effect on the Company’s financial statements.

The components of the net deferred tax assets at December 31 are as follows (in millions):

	2025	2024	Change
DTAs resulting in book/tax differences in:
Ordinary:
Deferred acquisition costs	$108.7	$91.4	$17.3
Reserves	260.6	249.2	11.4
Investment items	144.9	126.5	18.4
Deferred compensation	0.2	0.1	0.1
Accrued expenses	6.4	6.9	(0.5)
Tax credit carry-forward	28.7	—	28.7
Other	10.0	5.8	4.2

Total ordinary DTAs	559.5	479.9	79.6
Capital:
Investment items	245.4	178.7	66.7

Total capital DTAs	245.4	178.7	66.7

Total DTAs	804.9	658.6	146.3
Deferred tax assets nonadmitted	—	—	—

Admitted DTAs	804.9	658.6	146.3
DTLs resulting in book/tax differences in:
Ordinary:
Section 807(f) amortization	7.4	14.2	(6.8)
Investment items	104.9	85.0	19.9
Depreciation/other	0.2	0.3	(0.1)
Reserve transition adjustment	—	11.0	(11.0)

Total ordinary DTLs	112.5	110.5	2.0
Capital:
Unrealized gains	237.2	155.7	81.5
Investment items	97.1	100.7	(3.6)

Total capital DTLs	334.3	256.4	77.9

Total DTLs	446.8	366.9	79.9

Total net deferred admitted tax assets	$358.1	$291.7	$66.4

Change in deferred tax assets nonadmitted	$—	$36.1

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

G. FEDERAL INCOME TAXES (CONTINUED)

The results of the admissibility calculations at December 31 are as follows (in millions):

	2025			2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$138.5	$138.5	$—	$70.4	$70.4	$—	$68.1	$68.1
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	220.1	—	220.1	225.3	17.8	243.1	(5.2)	(17.8)	(23.0)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	220.1	—	220.1	225.3	17.8	243.1	(5.2)	(17.8)	(23.0)
2. Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	603.9	XXX	XXX	424.0	XXX	XXX	179.9
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	339.4	106.9	446.3	254.6	90.5	345.1	84.8	16.4	101.2

d. Deferred tax assets admitted as the result of application of SSAP No. 101	$559.5	$245.4	$804.9	$479.9	$178.7	$658.6	$79.6	$66.7	$146.3

The other admissibility criteria for the Company are as follows (dollars in millions):

	2025	2024	2023
a. Ratio percentage used to determine recovery periodand threshold limitation amount	824%	852%	828%
b. Amount of adjusted capital and surplus used todetermine recovery period and threshold limitationin the table above	$4,025.8	$2,826.4	$2,778.2

The impact of the Company’s tax planning strategies, which do not include the use of reinsurance, on the adjusted gross DTAs and net admitted adjusted gross DTAs by tax character is as follows:

	2025		2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0%	0%	0%	0%	0%	0%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	11%	0%	0%	0%	11%	0%

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

G. FEDERAL INCOME TAXES (CONTINUED)

The provision for incurred income taxes on operating earnings and capital gains and the change in DTAs and DTLs for the years ended December 31 are as follows (in millions):

	2025	2024	2023
Current federal income tax (benefit) expense on operations	$(133.0)	$85.7	$241.8
Federal income tax expense (benefit) on net realized capital gains	75.9	51.5	(23.4)

Total federal income tax (benefit) expense	$(57.1)	$137.2	$218.4

Net DTA(L)	$66.4	$18.9	$200.6
Less: Items not recorded in the change in net deferred tax asset:
Tax-effect of unrealized gains (losses)	81.5	117.1	(16.3)
Tax-effect of tax credit purchase	(208.0)	—	—
Tax-effect of changes in nonadmitted DTA	—	(36.1)	33.9
Tax-effect of correction of error	—	—	(3.6)

Change in net deferred tax asset	$(60.1)	$99.9	$214.6

The Company’s income tax expense and change in DTA/DTL for the year ended December 31 differs from the amount obtained by applying the federal statutory rate of 21% to income from operations before federal income taxes for the following reasons (in millions):

	2025	2024	2023
Provision computed at federal statutory rate	$76.6	$(50.1)	$(29.6)
Reinsurance items	(26.3)	—	11.7
Dividends from subs	(52.5)	—	—
Investment items	5.8	5.4	(3.8)
Nonadmitted assets	(3.9)	(1.2)	2.3
Provision to return adjustments	0.3	(4.1)	—
Tax credits	(2.1)	—	—
Section 481 - change in accounting method	—	—	25.2
Vine Street transfer from MassMutual	—	98.3	—
Derivative transfer to unrealized	—	(7.8)	—
Other	5.1	(3.2)	(2.0)

Total statutory income tax expense	$3.0	$37.3	$3.8

Federal and foreign income tax (benefit) expense	$(57.1)	$137.2	$218.4
Change in net deferred income taxes	60.1	(99.9)	(214.6)

Total statutory income tax expense	$3.0	$37.3	$3.8

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

G. FEDERAL INCOME TAXES (CONTINUED)

As of December 31, 2025 and 2024, the Company does not have any operating loss carryforwards available to offset future net income subject to federal income taxes. As of December 31, 2025 and 2024, the Company does not have a capital loss carryforward.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses (in millions):

Year	Operations	Realized Gains	Total
2025	$—	$80.9	$80.9
2024	—	63.1	63.1
2023	—	—	—

The Company has investments in projects that have generated $2 million in tax credits and other tax benefits during the year. The nature of the credits are both Low Income Housing Tax Credits (LIHTC) and renewable energy tax credits. Schedule of aggregate tax credits expected to be generated each year for the subsequent five years and thereafter (in millions):

Year	Transferable Credit	Non-transferable Credit
2026	$—	$7.4
2027	—	7.9
2028	—	7.9
2029	—	7.9
2030	—	7.7
2031 & Beyond	—	32.3

There are no future guarantees or commitments to provide additional capital contributions related to tax credit investments. Additionally, the Company has purchased federal non-transferable energy tax credits totaling $208.0 million in 2025. These credits are recorded at face value in accordance with SSAP No. 94.

	Transferable		Non-Transferable
Jurisdiction	Admitted	Nonadmitted	Admitted	Nonadmitted
Federal	$—	$—	$208.0	$—

Commitments to purchase additional tax credits extended through tax year 2028 are as follows (in millions):

Jurisdiction	Transferable	Non-Transferable
Federal	$102.2	$—

The Company had the following tax credit summary (in millions):

Jurisdiction	Impairment amounts	Method of utilization	Carrying Value of tax credits	Total unused tax credits (transferable)	Total unused tax credits (non-transferable)	Unadmitted portion of tax credits
U.S.	$—	$—	$—	$—	$28.7	$—
Foreign	—	—	—	—	—	—

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

G. FEDERAL INCOME TAXES (CONTINUED)

As of December 31, 2025, MMALIC’s consolidated federal income tax returns for the 2022 through 2024 tax years remain subject to examination by the IRS. The Company does not have any uncertain tax positions.

The consolidated federal income tax returns include the following entities:

AAG Insurance Agency, LLC (dissolved April 14, 2025)

Annuity Investors Life Insurance Company

MM Ascend Life Investor Services, LLC

MassMutual Ascend Life Insurance Company

Manhattan National Holding, LLC

Manhattan National Life Insurance Company

The Company has determined that it is more likely than not that gross DTAs will be recoverable through future taxable income and that a valuation allowance is not necessary.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

H. RELATED PARTY TRANSACTIONS

Certain administrative, management, accounting, actuarial, data processing, underwriting, claim, collection and investment services are provided under agreements between MMALIC and affiliates at charges not unfavorable to MMALIC or the insurance affiliates. The net amount received from affiliates was $8.3 million in 2025, the net amount received from affiliates was $9.7 million in 2024, and the net amount received from affiliates was $8.4 million in 2023, included in general insurance expenses in the Statement of Operations.

The Company has an agreement with Barings, LLC, an affiliate, which provides investment advisory services to the Company. MMALIC expensed investment management charges related to Barings, LLC of $54.4 million in 2025, $47.8 million in 2024 and $34.8 million in 2023, included in net investment income in the Statement of Operations.

For 2025, the Company contributed to the retirement plans of Glidepath. The plans are for benefit of eligible employees of Glidepath providing services to MMALIC and affiliates. In 2025, Glidepath transitioned to a MMLIC employee qualified defined contribution plan and an unfunded nonqualified deferred compensation thrift savings plan. The Company’s total matching thrift savings contributions included in general insurance expenses were $8.4 million for the year ended December 31, 2025 and $4.7 million for the year ended December 31, 2024.

MMALIC has an agreement with MassMutual Ascend Life Investor Services (“MMALIS,” formerly known as Great American Advisors, Inc.), a wholly-owned subsidiary of MMALIC, whereby MMALIS is the principal underwriter and distributor of MMALIC’s registered index-linked annuity contracts. MMALIC pays MMALIS for acting as underwriter under a distribution agreement. MMALIC paid $76.7 million in 2025 to MMALIS, 98% of which was paid to other broker/dealers as commissions. The remaining 2% of MMALIC commissions were paid to registered representatives of MMALIS. MMALIC paid $69.9 million in 2024 to MMALIS, 99% of which was paid to other broker/dealers as commissions. The remaining 1% of MMALIC commissions were paid to registered representatives of MMALIS. MMALIC paid $69.2 million in 2023 to MMALIS, 99% of which was paid to other broker/dealers as commissions. The remaining 1% of MMALIC commissions were paid to registered representatives of MMALIS. MMALIS exited the retail brokerage business on August 3, 2010 after MMALIC announced a definitive agreement with Lincoln Investment Planning, Inc., an independent broker dealer.

The Company paid an extraordinary dividend to Glidepath in the amount of $700.0 million on December 29, 2025. The cash portion of the dividend was $175.0 million, and the rest was a stock dividend. The Company paid an extraordinary dividend to Glidepath in the amount of $600.0 million on December 23, 2024. The cash portion of the dividend was $100.0 million, and the rest was a stock dividend. The Company paid $200.0 million in ordinary dividends to Glidepath in 2023.

The Company received an extraordinary cash dividend from AILIC in the amount of $250.0 million on September 24, 2025, which was recorded through Net investment income.

The Company received a capital contribution from MassMutual of $1,333.2 million in December 2024. The contribution consisted of Vine Street LLC (Schedule BA investment that owns equity investments), which at transfer was valued at $1,234.9 million, and reported within Other invested assets on the statutory-basis Balance Sheet. This transaction created a deferred tax liability of $98.3 million which was offset with a cash capital contribution.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

I. ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS

At December 31, 2025, MMALIC’s annuity (individual and group) reserves and deposit-type funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal are summarized as follows (in millions):

A.	Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal:
a. With market value adjustment	$35,310.8	$—	$—	$35,310.8	67.6%
b. At book value less current surrender charge of 5% or more	6,029.9	—	—	6,029.9	11.5%
c. At fair value	—	—	1,375.7	1,375.7	2.6%

d. Total with market value adjustment or at fair value (total of a through c)	41,340.7	—	1,375.7	42,716.4	81.7%
e. At book value without adjustment (minimal or no charge or adjustment)	7,177.6	—	—	7,177.6	13.7%
2. Not subject to discretionary withdrawal	2,391.3	—	—	2,391.3	4.6%

3. Total (gross: direct + assumed)	50,909.6	—	1,375.7	52,285.3	100.0%

4. Reinsurance ceded	9,004.2	—	—	9,004.2

5. Total (net) (3) - (4)	$41,905.4	$—	$1,375.7	$43,281.1

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$1,283.4	$—	$—	$1,283.4

B.	Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	108.4	—	—	108.4	7.1%
c. At fair value	—	—	—	—	0.0%

d. Total with market value adjustment or at fair value (total of a through c)	108.4	—	—	108.4	7.1%
e. At book value without adjustment (minimal or no charge or adjustment)	614.5	—	—	614.5	40.3%
2. Not subject to discretionary withdrawal	803.1	—	—	803.1	52.6%

3. Total (gross: direct + assumed)	1,526.0	—	—	1,526.0	100.0%

4. Reinsurance ceded	433.9	—	—	433.9

5. Total (net) (3) - (4)	$1,092.1	$—	$—	$1,092.1

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$2.4	$—	$—	$2.4

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

I. ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS (CONTINUED)

C.	Deposit-Type Funds

(no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
c. At fair value	—	—	—	—	0.0%

d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	0.0%
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0.0%
2. Not subject to discretionary withdrawal	681.1	—	—	681.1	100.0%

3. Total (gross: direct + assumed)	681.1	—	—	681.1	100.0%

4. Reinsurance ceded	117.0	—	—	117.0

5. Total (net) (3) - (4)	$564.1	$—	$—	$564.1

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

D.	Reconciliation to total annuity reserves and deposit-type funds:

Net annuity reserves	$42,996.9
Net supplementary contracts	0.6
Deposit-type funds	564.1
Separate account nonguaranteed liabilities	1,375.7

Total	$44,937.3

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

I. ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS (CONTINUED)

At December 31, 2024, MMALIC’s annuity (individual and group) reserves and deposit-type funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal are summarized as follows (in millions):

A.	Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal:
a. With market value adjustment	$28,630.2	$—	$—	$28,630.2	60.0%
b. At book value less current surrender charge of 5% or more	5,221.3	—	—	5,221.3	10.9%
c. At fair value	—	—	908.6	908.6	1.9%

d. Total with market value adjustment or at fair value (total of a through c)	33,851.5	—	908.6	34,760.1	72.8%
e. At book value without adjustment (minimal or no charge or adjustment)	10,670.1	—	—	10,670.1	22.4%
2. Not subject to discretionary withdrawal	2,268.9	—	—	2,268.9	4.8%

3. Total (gross: direct + assumed)	46,790.5	—	908.6	47,699.1	100.0%

4. Reinsurance ceded	11,583.2	—	—	11,583.2

5. Total (net) (3) - (4)	$35,207.3	$—	$908.6	$36,115.9

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$1,051.6	$—	$—	$1,051.6

B.	Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	113.1	—	—	113.1	7.0%
c. At fair value	—	—	—	—	0.0%

d. Total with market value adjustment or at fair value (total of a through c)	113.1	—	—	113.1	7.0%
e. At book value without adjustment (minimal or no charge or adjustment)	645.3	—	—	645.3	40.1%
2. Not subject to discretionary withdrawal	851.1	—	—	851.1	52.9%

3. Total (gross: direct + assumed)	1,609.5	—	—	1,609.5	100.0%

4. Reinsurance ceded	455.2	—	—	455.2

5. Total (net) (3) - (4)	$1,154.3	$—	$—	$1,154.3

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$2.4	$—	$—	$2.4

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

I. ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS (CONTINUED)

C.	Deposit-Type Funds

(no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
c. At fair value	—	—	—	—	0.0%

d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	0.0%
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0.0%
2. Not subject to discretionary withdrawal	907.2	—	—	907.2	100.0%

3. Total (gross: direct + assumed)	907.2	—	—	907.2	100.0%

4. Reinsurance ceded	120.6	—	—	120.6

5. Total (net) (3) - (4)	$786.6	$—	$—	$786.6

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

D.	Reconciliation to total annuity reserves and deposit-type funds:

Net annuity reserves	$36,360.9
Net supplementary contracts	0.7
Deposit-type funds	786.6
Separate account nonguaranteed liabilities	908.6

Total	$38,056.8

Certain immaterial classification errors were identified in the prior year and corrected prospectively in accordance with SSAP No. 3.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

J. LIFE RESERVES

At December 31, 2025, MMALIC’s account value, cash value and reserves for the breakouts of life insurance by withdrawal characteristics for general account products are summarized as follows (in millions):

	December 31, 2025
	General Account
	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrendervalues, or policy loans:
Universal Life	$98.3	$97.9	$97.9
Other Permanent Cash Value Life Insurance	—	44.3	44.3
B. Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	171.6
Accidental Death Benefits	XXX	XXX	0.1
Disability - Active Lives	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	4.0
Miscellaneous Reserves	XXX	XXX	4.8

C. Total (gross: direct + assumed)	98.3	142.2	322.7
D. Reinsurance ceded	58.5	85.7	197.6

E. Total (net) (C) - (D)	$39.8	$56.5	$125.1

F.			Amount
Reconciliation to total life reserves:
Life insurance, total (net)			$120.5
Accidental death benefits, total (net)			—
Disability - active lives, total (net)			—
Disability - disabled lives, total (net)			1.4
Miscellaneous reserves, total (net)			3.2

Total			$125.1

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

J. LIFE RESERVES (CONTINUED)

At December 31, 2024, MMALIC’s account value, cash value and reserves for the breakouts of life insurance by withdrawal characteristics for general account products are summarized as follows (in millions):

	December 31, 2024
	General Account
	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$101.6	$101.0	$101.0
Other Permanent Cash Value Life Insurance	—	46.6	46.6
B. Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	176.7
Accidental Death Benefits	XXX	XXX	0.1
Disability - Active Lives	XXX	XXX	0.1
Disability - Disabled Lives	XXX	XXX	4.0
Miscellaneous Reserves	XXX	XXX	5.1

C. Total (gross: direct + assumed)	101.6	147.6	333.6
D. Reinsurance ceded	61.3	89.9	206.8

E. Total (net) (C) - (D)	$40.3	$57.7	$126.8

F.			Amount
Reconciliation to total life reserves:
Life insurance, total (net)			$121.9
Accidental death benefits, total (net)			—
Disability - active lives, total (net)			—
Disability - disabled lives, total (net)			1.4
Miscellaneous reserves, total (net)			3.5

Total			$126.8

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

K. CAPITAL AND SURPLUS

The portion of the Company’s unassigned funds represented or reduced by each item below is as follows at December 31 (in millions):

	2025	2024	2023
Unrealized gains and losses (excluding subsidiaries)	$1,129.6	$741.2	$339.7
Nonadmitted asset values	$(43.2)	$(129.0)	$(54.7)
Asset valuation reserve	$(727.5)	$(636.3)	$(528.4)

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2025 and 2024, MMALIC exceeds the RBC requirements.

The maximum amount of dividends which can be paid to stockholders by life insurance companies domiciled in the State of Ohio without prior approval of the Insurance Commissioner is the greater of 10% of surplus as regards policyholders or net income as of the preceding December 31, but only to the extent of earned surplus as of the preceding December 31. The maximum amount of dividends payable in 2026 without prior approval is $438.2 million based on 10% of surplus as regards to policyholders as of the preceding December 31. At December 31, 2025, surplus as regards policyholders was $4,382.0 million, earned surplus was $1,928.4 million, and 2025 net income was $409.5 million.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (CONTINUED)

L. SEPARATE ACCOUNT

The Company utilizes a non-unitized separate account to record and account for assets and liabilities for individual registered index-linked annuities. MMALIC maintains the separate account pursuant to the laws of Ohio for the purpose of supporting the obligation to adjust the indexed strategy values based on the daily value calculation or rise and fall of the index. The assets of the separate account are held in MMALIC’s name on behalf of the separate account and legally belong to MMALIC. The assets in the separate account are not chargeable with liabilities arising out of any other business the Company conducts. MMALIC may invest these assets in hedging instruments, including derivative contracts as well as other assets permitted under state law (ORC 3907.15). To support the Company’s obligations to adjust the index strategy values, the Company may move funds between the separate account and the general account. MMALIC is not obligated to invest the assets of the separate account according to any particular plan except as the Company may be required to by state insurance laws (MMALIC does have a derivative use plan).

In accordance with the products and transactions recorded within the separate account, all assets are considered legally insulated from the general account and are not chargeable with liabilities incurred in any other business operation of the Company. As of December 31, 2025 and 2024, the Company’s separate account statement included legally insulated registered index-linked annuity assets of $1,482.6 million and $984.2 million, respectively.

With regard to the products and transactions recorded within the separate account, registered index-linked annuity products have guarantees backed by the general account. The separate account does not remit any risk charges to the general account for guaranteed benefits for the registered index-linked annuity products. The general account has not paid any guarantees for registered index-linked annuity products through December 31, 2025.

Net transfers to or (from) the Company’s separate account for the years ended December 31, 2025, 2024, and 2023 were $467.1 million, $521.1 million and $356.8 million, respectively.

All separate account reserves are non-guaranteed and subject to discretionary withdrawal at fair value. Investments in the separate account at December 31, 2025 had a cost of $610.4 million and fair value of $1,375.7 million. The notional amount of these investments at December 31, 2025 was $9,636.3 million. Investments in the separate account at December 31, 2024 had a cost of $472.0 million and fair value of $908.6 million. The notional amount of these investments at December 31, 2024 was $7,695.6 million.

SUPPLEMENTARY INFORMATION

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA

AND SUPPLEMENTAL INVESTMENT DISCLOSURES

DECEMBER 31, 2025

Basis of Presentation

The accompanying supplemental schedules and interrogatories present selected statutory-basis financial data as of December 31, 2025 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ (“NAIC”) Annual Statement Instructions and the NAIC’s Accounting Practices and Procedures Manual, and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance. Captions not presented were not applicable to the Company.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA

DECEMBER 31, 2025

(Dollars in millions)

Investment income earned:
U.S. Government bonds	$4.8
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	2,069.8
Bonds of affiliates	32.7
Preferred stocks (unaffiliated)	51.4
Common stocks (unaffiliated)	14.4
Common stocks (affiliated)	250.0
Mortgage loans	354.5
Policy loans	3.3
Cash, cash equivalents and short-term investments	160.8
Derivative instruments	350.9
Other invested assets	131.0

Gross investment income	$3,423.6

Mortgage loans - book value:
Residential mortgages	$4,329.9
Commercial mortgages	1,923.6

Total mortgage loans	$6,253.5

Mortgage loans by standing - book value
Good standing	$6,253.5

Interest overdue more than 90 days, not in foreclosure	$—

Other long term assets - statement value	$3,069.7

Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	$1,099.8

Common stocks	$268.9

Bonds (including short-term investments and cash equivalents) by expected maturity - statement value
Due within one year or less	$7,526.5
Over 1 year through 5 years	18,516.5
Over 5 years through 10 years	10,503.6
Over 10 years through 20 years	4,799.5
Over 20 years	2,659.5

Total by maturity	$44,005.6

Bonds (including short-term investments and cash equivalents) by NAIC designation - statement value
NAIC 1	$25,103.3
NAIC 2	17,013.4
NAIC 3	916.6
NAIC 4	462.1
NAIC 5	394.9
NAIC 6	115.3
Total by NAIC designation	$44,005.6

Total bonds publicly traded	$15,251.9

Total bonds privately placed	$28,753.7

Preferred stocks - statement value	$1,027.0

Common stocks - market value	$523.2

Short-term investments - book value	$293.4

Derivative instruments owned - statement value	$382.9

Cash on deposit	$(51.6)

Cash equivalents	$3,550.7

(Continued)

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA

(CONTINUED)

DECEMBER 31, 2025

(Dollars in millions)

Life insurance in force:
Ordinary	$3,401.9

Group life	$10.2

Amount of accidental death insurance in-force under ordinary policies:	$54.5

Life insurance with disability provisions in-force:
Ordinary	$48.6

Group life	$—

Annuities:
Ordinary:
Immediate - amount of income payable	$191.7

Deferred - fully paid account balance	$33,107.3

Deferred - not fully paid - account balance	$17,534.2

Group
Amount of income payable	$70.2

Fully paid account balance	$74.7

Not fully paid - account balance	$648.3

Accident and health insurance - premiums in force:
Ordinary	$2.7

Claim payments 2025
Other accident and health:
2025	$5.0

See accompanying independent auditors’ report.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT DISCLOSURES

DECEMBER 31, 2025

(Dollars in millions)

1.	MMALIC’s total admitted assets as reported on page two of its Annual Statement excluding separate account assets are $57,689.7 million.

2.

Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by MMALIC, and (iii) policy loans.

Issuer	Amount	Percent of Total Admitted Assets
NQM Funding LLC	$1,603.1	2.8%
Vine Street LLC	$1,242.5	2.2%
Luxury Mortgage Corp	$822.6	1.4%
Fannie Mae Pool	$356.1	0.6%
FHA/VA Residential Whole Loans	$300.6	0.5%
Annuity Investors Life Insurance Co	$251.9	0.4%
Deephaven 2019 ExpPrime NearPrime	$224.9	0.4%
CHURCHILL FINANCE	$220.0	0.4%
Freddie Mac Pool	$201.4	0.3%
CIP VIII Holdings Spv LP Inc	$174.5	0.3%

3.	MMALIC’s total admitted assets held in bonds (including short-term investments and cash equivalents) and preferred stocks by NAIC rating, are as follows:

Bonds			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC-1	$25,103.3	43.5%	P/RP-1	$60.4	0.1%
NAIC-2	17,013.4	29.5%	P/RP-2	739.9	1.3%
NAIC-3	916.6	1.6%	P/RP-3	185.1	0.3%
NAIC-4	462.1	0.8%	P/RP-4	1.6	0.0%
NAIC-5	394.9	0.7%	P/RP-5	21.6	0.0%
NAIC-6	115.3	0.2%	P/RP-6	18.4	0.0%

Total	$44,005.6	76.3%	Total	$1,027.0	1.7%

4.	Assets held in foreign investments:

	Amount	Percent of Total Admitted Assets
Total admitted assets held in foreign investments	$10,595.5	18.4%
Foreign-currency-denominated investments	—	0.0%
Insurance liabilities denominated in that same foreign currency	—	0.0%

(Continued)

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT DISCLOSURES (CONTINUED)

DECEMBER 31, 2025

(Dollars in millions)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percent of Total Admitted Assets
Countries rated NAIC-1	$10,119.1	17.6%
Countries rated NAIC-2	249.3	0.4%
Countries rated NAIC-3 or below	227.1	0.4%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percent of Total Admitted Assets
Countries rated NAIC-1:
Cayman Islands	$4,210.9	7.3%
United Kingdom	1,574.8	2.7%
Countries rated NAIC-2
Italy	$131.4	0.2%
Mauritius	70.4	0.1%
Countries rated NAIC-3 or below
Northern Mariana Islands	$96.0	0.2%
Greenland	32.7	0.1%

7.	The Company has $10,595.5 million of unhedged foreign currency exposure.

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percent of Total Admitted Assets
Countries rated NAIC-1	$10,119.1	17.6%
Countries rated NAIC-2	249.3	0.4%
Countries rated NAIC-3 or below	227.1	0.4%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

	Amount	Percent of Total Admitted Assets
Countries rated NAIC-1:
Cayman Islands	$4,210.9	7.3%
United Kingdom	1,574.8	2.7%
Countries rated NAIC-2
Italy	$131.4	0.2%
Mauritius	70.4	0.1%
Countries rated NAIC-3 or below
Northern Mariana Islands	$96.0	0.2%
Greenland	32.7	0.1%

(Continued)

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT DISCLOSURES (CONTINUED)

DECEMBER 31, 2025

(Dollars in millions)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating	Amount	Percent of Total Admitted Assets
CIP VIII Holdings Spv LP Inc	1	$174.5	0.3%
Elis SA	2	88.0	0.2%
Barings Loan Partners CLO Ltd 3	4	80.8	0.1%
Seaspan Holdco III Ltd	2	80.0	0.1%
Milton Park Investments Ltd	2	76.5	0.1%
Chane Terminals Subholding II BV	2	76.4	0.1%
Modec Finance B.V.	2	75.0	0.1%
BP Capital Markets PLC	1	71.5	0.1%
ASF VIII SUNTORI, L.P and ASF VIII B SUNTORI,	1	71.5	0.1%
Takeda Pharmaceutical Co Ltd	2	71.3	0.1%

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	Assets held with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

13.	Following are MMALIC’s total admitted assets held in the largest 10 equity interests:

Name of Issuer	Amount	Percentage of Total Admitted Assets
Annuity Investors Life Insurance Co	$251.9	0.4%
NexBank Capital Inc	49.6	0.1%
Charles Schwab Corp/The	48.9	0.1%
Plains All American Pipeline LP	47.3	0.1%
Farm Credit Bank of Texas	42.5	0.1%
Bank Of America	41.2	0.1%
Ares Finance Co III LLC	37.7	0.1%
American Express Co	34.5	0.1%
NATF America 2022-8 LLC	34.4	0.1%
Federal Home Loan Banks	33.7	0.1%

14.	Following are MMALIC’s largest three investments held in nonaffiliated, privately placed equities:

Name of Issuer	Amount	Percentage of Total Admitted Assets
NexBank Capital Inc	$49.6	0.1%
Federal Home Loan Banks	33.7	0.1%
CGL Holdings LLC	26.2	0.0%

15. Assets held in general partnership interests, excluding limited partnership interests and LLC investments, are less than 2.5% of the Company’s total admitted assets.

16.	Following are MMALIC’s total admitted assets held in the largest 10 mortgage loans:

Type (Residential, Commercial, Agricultural)	Amount	Percentage of Total Admitted Assets
NQM Funding LLC (Residential)	$1,603.1	2.8%
Luxury Mortgage Corp (Residential)	814.9	1.4%
FHA/VA Residential Whole Loans (Residential)	300.6	0.5%
Deephaven 2019 ExpPrime NearPrime (Residential)	224.9	0.4%
CHURCHILL FINANCE (Residential)	220.0	0.4%
Vista Point Mortgage LLC (Residential)	174.1	0.3%
Quontic Bank (Residential)	142.7	0.2%
Herlan Peak Funding Trust (Residential)	140.4	0.2%
Colchis Real Properties Income Fund II LP (Residential)	103.4	0.2%
Pearl at Dadeland Owner, LLC (Commercial)	82.9	0.1%

(Continued)

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT DISCLOSURES (CONTINUED)

DECEMBER 31, 2025

(Dollars in millions)

17.	Following are MMALIC’s loan-to-value ratios as determined from the most current appraisal:

Loan-to-Value	Residential		Commercial		Agricultural
above 95%	$3,567.6	6.2%	$90.1	0.2%	$—	0.0%
91% to 95%	755.3	1.3%	12.0	0.0%	—	0.0%
81% to 90%	7.0	0.0%	73.5	0.1%	—	0.0%
71% to 80%	—	0.0%	179.6	0.3%	—	0.0%
below 70%	—	0.0%	1,568.4	2.7%	—	0.0%

18.	The assets held in real estate are less than 2.5% of the Company’s total admitted assets.

19.	Investments in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.

The Company has no admitted assets subject to securities lending agreements, repurchase agreements, reverse repurchase agreements, dollar repurchase agreements, or dollar reverse repurchase agreements.

21.	The Company owns $447.9 million in hedging options.

22.	The Company’s potential exposure for swaps and forwards is $96.4 million.

23.	The Company’s potential exposure for financial futures is $2.9 million.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT DISCLOSURES (CONTINUED)

DECEMBER 31, 2025

(Dollars in millions)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col 3 +4) Amount	Percentage of Column 5 Line 13
1. Issuer credit obligations
1.01 U.S. government obligations	$0.6	0.0%	$0.6	$—	$0.6	0.0%
1.02 Other U.S. government obligations	188.5	0.3%	188.5	—	188.5	0.3%
1.03 Non-U.S. sovereign jurisdiction securities	56.7	0.1%	56.7	—	56.7	0.1%
1.04 Municipal bonds—general obligations (direct & guaranteed)	353.4	0.6%	353.4	—	353.4	0.6%
1.05 Municipal bonds—special revenue	854.5	1.5%	854.5	—	854.5	1.5%
1.06 Project finance bonds issued by operating entities	94.4	0.2%	94.4	—	94.4	0.2%
1.07 Corporate bonds	19,249.9	34.5%	19,249.9	—	19,249.9	34.5%
1.08 Mandatory convertible bonds	—	0.0%	—	—	—	0.0%
1.09 Single entity backed obligations	492.9	0.9%	492.9	—	492.9	0.9%
1.1 SVO-Identified bond exchange traded funds—fair value	—	0.0%	—	—	—	0.0%
1.11 SVO-Identified bond exchange traded funds—systematic value	—	0.0%	—	—	—	0.0%
1.12 Bonds issued by funds representing operating entities	1,115.5	2.0%	1,115.5	—	1,115.5	2.0%
1.13 Bank loans—issued	1,021.5	1.8%	1,021.5	—	1,021.5	1.8%
1.14 Bank loans—acquired	520.7	0.9%	520.7	—	520.7	0.9%
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	—	0.0%	—	—	—	0.0%
1.16 Certificates of deposit	—	0.0%	—	—	—	0.0%
1.17 Other issuer credit obligations	1.0	0.0%	1.0	—	1.0	0.0%

1.18 Total Issuer credit obligations	23,949.6	42.8%	23,949.6	—	23,949.6	42.8%
2. Asset-backed securities
2.01 Financial asset-backed securities—self-liquidating	12,814.0	22.9%	12,814.0	—	12,814.0	22.9%
2.02 Financial asset-backed securities—not self-liquidating	1,713.4	3.1%	1,713.4	—	1,713.4	3.1%
2.03 Non-financial asset-backed securities	1,914.5	3.4%	1,914.5	—	1,914.5	3.4%

2.04 Total Asset-backed securities	16,441.9	29.4%	16,441.9	—	16,441.9	29.4%
3 Preferred Stocks:
3.01 Industrial and Misc. (Unaffiliated)	1,027.0	1.8%	1,027.0	—	1,027.0	1.8%
3.02 Parent, Subsidiaries and Affiliates	—	0.0%	—	—	—	0.0%

3.03 Total Preferred Stock	1,027.0	1.8%	1,027.0	—	1,027.0	1.8%
4 Common Stocks:
4.01 Industrial and Miscellaneous Publicly Traded (Unaffiliated)	154.8	0.3%	154.8	—	154.8	0.3%
4.02 Industrial and Miscellaneous Other (Unaffiliated)	98.6	0.2%	98.6	—	98.6	0.2%
4.03 Parent, Subsidiaries and Affiliates Publicly Traded	—	0.0%	—	—	—	0.0%
4.04 Parent, Subsidiaries and Affiliates Other	268.8	0.5%	268.8	—	268.8	0.5%
4.05 Mutual Funds	—	0.0%	—	—	—	0.0%
4.06 Unit Investment Trusts	—	0.0%	—	—	—	0.0%
4.07 Closed-End Funds.	—	0.0%	—	—	—	0.0%
4.08 Exchange traded funds	1.0	0.0%	1.0	—	1.0	0.0%

4.09 Total Common Stocks	523.2	1.0%	523.2	—	523.2	1.0%
5 Mortgage Loans:
5.01 Farm Mortgages	—	0.0%	—	—	—	0.0%
5.02 Residential Mortgages	4,376.8	7.8%	4,376.8	—	4,376.8	7.8%
5.03 Commercial Mortgages	1,779.6	3.2%	1,779.6	—	1,779.6	3.2%
5.04 Mezzanine Real Estate Loans	97.1	0.2%	97.1	—	97.1	0.2%

5.05 Total Mortgage Loans	6,253.5	11.2%	6,253.5	—	6,253.5	11.2%
6 Real estate:
6.01 Properties Occupied by Company	—	0.0%	—	—	—	0.0%
6.02 Properties Held for Production of Income	—	0.0%	—	—	—	0.0%
6.03 Properties Held for Sale	—	0.0%	—	—	—	0.0%

6.04 Total Real Estate	—	0.0%	—	—	—	0.0%
7 Cash, Cash Equivalents, and Short-Term Investments:
7.01 Cash	(51.6)	-0.1%	(51.6)	—	(51.6)	-0.1%
7.02 Cash Equivalents	3,550.7	6.3%	3,550.7	—	3,550.7	6.3%
7.03 Short-Term Investments	293.4	0.5%	293.4	—	293.4	0.5%

7.04 Total Cash, Cash Equivalents, and Short-Term Investments	3,792.5	6.7%	3,792.5	—	3,792.5	6.7%
8 Contract Loans	25.0	0.0%	25.0	—	25.0	0.0%
9 Derivatives	856.9	1.5%	856.9	—	856.9	1.5%
10 Other Invested Assets	3,084.7	5.5%	3,069.7	—	3,069.7	5.5%
11 Receivables for Securities	41.9	0.1%	41.9	—	41.9	0.1%
12 Securities Lending	—	0.0%	—	—	—	0.0%
13 Other Invested Assets	—	0.0%	—	—	—	0.0%

14 Total Invested Assets	$55,996.2	100.0%	$55,981.2	$—	$55,981.2	100.0%

*	Gross investment holdings as valued in compliance with NAIC SAP.

See accompanying independent auditors’ report.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF LIFE AND HEALTH REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2025

(Dollars in millions)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has MassMutual Ascend Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.

Has MassMutual Ascend Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

3.

Does MassMutual Ascend Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

(Continued)

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF LIFE AND HEALTH REINSURANCE DISCLOSURES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2025

(Dollars in millions)

4.

Has MassMutual Ascend Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.

Has MassMutual Ascend Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors’ report